                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No._)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant Sec.240.14a-12

                                COMPUPRINT, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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    previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY

                                COMPUPRINT, INC.
                           99 PARK AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10016

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

DATE:    Friday, November 3, 2006
TIME:    11:00 A.M., local time
PLACE:   99 Park Avenue, 16th Floor, New York, New York 10016

PURPOSES OF THE MEETING:

o    Approval of proposed corporate name change to "Terra Energy & Resource
     Technologies, Inc.";
o    Approval of a proposed change in the state of incorporation of the Company from North Carolina to Delaware;
o    Approval of an increase in the number of authorized shares of common stock and preferred stock;
o    Approval of the Company's 2005 Stock Incentive Plan; and
o    To act on such other business as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this
Notice.

RECORD DATE, VOTING, AND ATTENDANCE:

September 25, 2006 is the record date for the meeting. This means that owners of our common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting. The stock transfer books will remain open between the record date and the date of the Special Meeting. This Notice is first being mailed on or about [October 2, 2006] to all shareholders entitled to vote.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any shareholder attending the meeting may vote in person even if he or she returned a proxy. Proxies are revocable, and any shareholder may withdraw his or her proxy and vote in person at the meeting.

If your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. If you hold shares in street name but will not attend the meeting, we request that you return your instructions to vote your shares to your broker. The proxy contains proposals, some of which may be acted upon at the discretion of the broker, however, brokers can no longer vote the "street name" shares on your behalf with respect to certain matters without any instruction from you. The instructions to do this are included with these proxy materials.

                                       By Order of the Board of Directors

                                       /s/ Ivan Railyan
                                       Ivan Railyan, President and Chairman

New York, New York
[September 1, 2006]

WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING, PLEASE VOTE BY COMPLETING,
SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE
PROVIDED.

                                TABLE OF CONTENTS

                                                                          Page

Voting Information                                                           3
Description of Our Securities                                                6
Management                                                                   7
Interests of Certain Persons in Proposal                                    10
Executive Compensation                                                      10
Securities Authorized for Issuance Under Equity Compensation Plans          17
Stock Ownership                                                             18
Proposal No. 1. Approval of proposed corporate name change to "Terra        22
     Insight Technologies Corporation".
Proposal No. 2.  Approval of a proposed change in the state of              23
     incorporation of the Company from North Carolina to Delaware
Proposal No. 3.  Approval of an increase in the number of authorized        29
     shares of common stock and preferred stock.
Proposal No. 4.  Approval of the Company's 2005 Stock Incentive Plan.       31
Shareholder Proposals                                                       37
Annual Report                                                               37
Communications with Directors                                               37
Householding of Proxy Materials                                             37
Other Action at Meeting                                                     38

Exhibit A - Terra Energy & Resource Technologies, Inc., Delaware            39
            Certificate of Incorporation
Exhibit B - Terra Energy & Resource Technologies, Inc., Delaware Bylaws     42
Exhibit C - CompuPrint, Inc., North Carolina Bylaws                         51
Exhibit D - Plan and Agreement of Merger                                    57
Exhibit E - Dissenter Rights                                                60
Exhibit F - 2005 Stock Incentive Plan                                       66

                                COMPUPRINT, INC.

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 3, 2006
                               VOTING INFORMATION

DATE, TIME AND PLACE OF MEETING

The Proxy Statement is provided, on behalf of the Board of Directors of
CompuPrint, Inc., a North Carolina corporation (the "Company"), for use at the
Special Meeting of Shareholders to be held on Friday, November 3, 2006 at 11:00
A.M., local time, at the Company's executive offices at 99 Park Avenue, 16th
Floor, New York, New York 10016, or at any adjournment of the Special Meeting for the purposes set forth in this Statement. We intend to mail this Proxy
Statement and the accompanying Notice of Special Meeting on or about October 2,
2006, to all shareholders entitled to vote at the Special Meeting and to those entitled to notice of the proposals.

PURPOSE OF MEETING

There are four proposals scheduled to be voted on at the meeting, which are described in more detail in this Proxy Statement:

o    Proposal No. 1. Approval of proposed corporate name change to "Terra Energy
     & Resource Technologies, Inc.".
o    Proposal No. 2. Approval of a proposed change in the state of incorporation of the Company from North Carolina to Delaware.
o    Proposal No. 3. Approval of an increase in the number of authorized shares of common stock and preferred stock.
o    Proposal No. 4. Approval of the Company's 2005 Stock Incentive Plan.

WHO CAN VOTE?

You can vote if you were a shareholder of record of our common stock as of the close of business on September 25, 2006 (the "record date"). Our common stock is the only class of voting stock. You are entitled to one vote for each share of common stock you held on the record date, including shares: held directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, as a "holder of record"; and held for you in an account with a broker, bank or other nominee (which means your shares are held in "street name").

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN "STREET NAME"?

If a bank or brokerage firm holds your shares, you are considered the
"beneficial owner" of share held in "street name." If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. Absent your instructions, the record holder will not be permitted, however, to vote your shares on Proposal Nos. 2 and 4, and your shares will be considered "broker non-votes" on this proposal.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A majority of our outstanding shares of common stock entitled to vote as of the record date must be present at the meeting in person or by proxy in order to hold the meeting and conduct business. This is called a quorum. If there is no quorum at the opening of a meeting of shareholders, such meeting may be adjourned from time to time by the vote of a majority of the shares voting on the motion to adjourn; and, at any adjourned meeting at which a quorum is present, any business may be transacted at the original meeting. On the record date, there are 43,008,338 shares of common stock outstanding. Your shares are counted as present at the meeting if you have properly voted by submitting a proxy card prior to the meeting, or are present and vote in person at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

All proposals require the "FOR" vote of a majority of the shares entitled to vote on the proposal.

WHO IS SOLICITING THE PROXIES?

The attached Proxy is solicited on behalf of our Board of Directors. We will bear the cost of soliciting proxies. Proxies may be solicited by certain of our directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board of Directors recommends that you vote "FOR" each of the proposals.

DISSENTER'S RIGHT OF APPRAISAL

Shareholders who do not vote for Proposal No. 2 may be entitled to statutory appraisal rights. A summary discussion of appraisal rights is presented under the heading "Rights of Stockholders to Dissent" under Proposal No. 2.

HOW ARE VOTES COUNTED?

You may vote "FOR", "AGAINST" or "ABSTAIN" on the proposals. If you attend the meeting and abstain from voting, your shares will be counted as present for purposes of establishing a quorum, and the abstention will have the same effect as a vote against that proposal. With respect to Proposal Nos. 2 and 4, broker non-votes are not considered shares entitled to vote.

All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If you just sign and submit your proxy card without voting instructions, your shares will be voted "FOR" each proposal.

HOW WILL BROKER NON-VOTES BE TREATED?

If you hold shares beneficially in street name, your bank, broker or other holder of record will forward to your a voting instruction form. If you do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from you. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are treated as shares present for quorum purposes, but not entitled to vote, thus effectively reducing the number of shares needed to approve the proposal. Your broker will be entitled to vote your shares at its discretion on
Proposal No. 1, without your voting instructions on these items. Your instructions are needed to vote on Proposal Nos. 2 and 4.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

If you are a shareholder of record, bring proof of identity to the Special
Meeting. If you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the meeting, in addition to bringing proof of identity. Even if you plan to attend the meeting, we encourage you to vote by mailing your proxy so your vote will be counted if you later decide not to attend the meeting. If you choose to vote at the Special Meeting and:

     o    you are a stockholder of record, to vote your shares at the meeting you should bring the enclosed proxy card and proof of identity.
     o    you hold your shares in street name, you must obtain a proxy in your name from your bank, broker or other holder of record in order to vote at the meeting.

Bring your proxy card (for record holders) or proof of beneficial ownership (for street name holders) such as a recent brokerage statement or a letter from your bank or broker, and proof of identity to the meeting.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

Whether you hold shares directly or in street name, you may direct your vote without attending the Special Meeting.

If you are a stockholder of record, you may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

If your shares are held in street name, please refer to the information on the voting instruction form forwarded to you by your bank, broker or other holder of record to see which voting options are available to you. If you provide specific voting instructions, your shares will be voted by your broker or nominee as you have directed.

MAY I CHANGE MY VOTE, OR REVOKE MY PROXY?

Yes. Whether you have voted by mail, you may change your vote and revoke your proxy by:

     o    submitting a properly signed proxy card with a later date,
     o    voting in person at the Special Meeting, or
     o    sending a signed statement with a later date to that effect to
          CompuPrint, Inc., Attn.: Corporate Secretary, 99 Park Avenue, 16th
          Floor, New York, New York 10016.

                          DESCRIPTION OF OUR SECURITIES

GENERAL

Our authorized capital consists of 101,000,000 shares, par value $0.0001 per share, of which 100,000,000 shares are common stock and 1,000,000 shares are preferred stock.

COMMON STOCK

Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders. Subject to preferences that may be applicable to any shares of preferred stock outstanding at the time, holders of our common stock are entitled to receive dividends ratably, if any, as may be declared from time to time by our board of directors out of funds legally available therefor.

Upon our liquidation, dissolution or winding up, the holders of our common stock are entitled to receive ratably, our net assets available after the payment of:

o        all secured liabilities, including any then outstanding secured debt securities which we may have issued as of such time;

o        all unsecured liabilities, including any then unsecured outstanding secured debt securities which we may have issued as of such time; and

o        all liquidation preferences on any then outstanding preferred stock.

Holders of our common stock have no preemptive, subscription, redemption or conversion rights, and there are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which we may designate and issue in the future.

PREFERRED STOCK

Our board of directors is authorized, without further stockholder approval, to issue up to 1,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions of these shares, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, and to fix the number of shares constituting any series and the designations of these series. These shares may have rights senior to our common stock. The issuance of preferred stock may have the effect of delaying or preventing a change in control of us. The issuance of preferred stock could decrease the amount of earnings and assets available for distribution to the holders of common stock or could adversely affect the rights and powers, including voting rights, of the holders of our common stock. At present, we have no plans to issue any shares of our preferred stock.

DIVIDENDS

We have never declared any cash dividends on our common stock. Future cash dividends on the common stock, if any, will be at the discretion of our Board of
Directors and will depend on our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions, and other factors that the Board of Directors may consider important. The Board of Directors does not intend to declare or pay cash dividends in the foreseeable future. It is the current policy to retain all earnings, if any, to support future growth and expansion.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

The persons listed in the table below are our present directors and executive officers.

Name                         Age        Position
----                         ---        --------

Ivan Railyan                 39         President and Chairman of the Board
Roman Rozenberg              43         Chief Executive Officer and Director
Dan Brecher                  64         Managing Director, Treasurer and Director
Eric M. Weiss                51         Chief Financial Officer
Dmitry Vilbaum               36         Chief Operating Officer
Kenneth Oh                   34         Secretary

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Directors serve without cash compensation and without other fixed remuneration. We may, in the future, establish a compensation plan for independent directors. Officers are elected by the Board of Directors and serve until their successors are appointed by the
Board of Directors.

MANAGEMENT PROFILES

IVAN RAILYAN, PRESIDENT AND CHAIRMAN OF THE BOARD. Ivan Railyan became our
President and Chairman of the Board on May 19, 2005. Mr. Railyan works on a part-time basis. From January 7, 2005 to the present, Mr. Railyan has been
President and Chairman of the Board of Terra Insight Corporation. In 1997, Mr.
Railyan joined the Institute of Geoinformational Analysis of the Earth
Establishment, a Liechtenstein company, as the Head of the Representative Office in the Commonwealth of Independent States. From 2003 to the present, Mr. Railyan has served as Chairman of the Board of the Institute. From 1993 to 1997, Mr.
Railyan served as the Head of Research and Development team of the Russian
Defense Ministry, Joint Chiefs of Staff. Mr. Railyan received a Master of
Science degree from the University of Patrisa Lumumby, Moscow in 1991, and an
honorary Ph.D. from the Academy of Science, Arts of the CIS Countries, which he received in 2003. Since 2003 to the present, Mr. Railyan has served as the Vice
President of the Academy of Arts and Science of the Commonwealth of Independent
States. In September 2005, Mr. Railyan was elected as a member of the Russian
Academy of Natural Sciences.

ROMAN ROZENBERG, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Roman Rozenberg became our Chief Executive Officer and a director on May 19, 2005. Mr. Rozenberg works on a full-time basis. From January 7, 2005 to the present, Mr. Rozenberg has been Chief Executive Officer and a director of Terra Insight Corporation. From
March 2004 through January 2005, Mr. Rozenberg served as Vice President of
TelcoEnergy, Inc. From February 2002 through March 2004, Mr. Rozenberg served as
Chief Executive Officer of Syntaz, Inc. From September 1999 through February
2002, Mr. Rozenberg served as President and Chief Technology Officer of Biolink
Technologies International, Inc. Mr. Rozenberg received a Bachelor of Science degree in electrical engineering in 1986 and a Masters of Sciences degree in
Information Systems Engineering in 1989 from Polytechnic University (formerly known as Polytechnic Institute of New York).

DAN BRECHER, MANAGING DIRECTOR, TREASURER AND DIRECTOR. Dan Brecher became our
Secretary and Treasurer and a director on May 19, 2005. On June 1, 2005, Mr.
Brecher's duties were changed from Secretary to Managing Director. Mr. Brecher also served as Principal Financial Officer from May 19, 2005 through June 22,
2006. Mr. Brecher works on a part-time basis. From January 7, 2005 to June 1,
2005, Mr. Brecher served as Secretary of Terra Insight Corporation, and as a director from January 7, 2005 to the present. Mr. Brecher is a practicing attorney. From 1998 through the present, Mr. Brecher has been the principal of
Law Offices of Dan Brecher. Mr. Brecher received a Bachelor of Arts degree in economics from City College of New York in 1964, and a Doctor of Jurisprudence
from Fordham University in 1969. Law Offices of Dan Brecher serves as our legal counsel.

ERIC M. WEISS, CHIEF FINANCIAL OFFICER. On June 22, 2006, Eric M. Weiss, was
promoted to the position of Chief Financial Officer. Mr. Weiss works on a full-time basis. Mr. Weiss joined our company in December 2005, performing accounting and bookkeeping services and reporting to our Treasurer. From January
2004 to August 2005, Mr. Weiss was a consultant to and then Chief Financial
Officer of Ashley Reed Trading, a New York based wholesaler of luxury apparel and accessories. From March 2003 to December 2003, Mr. Weiss was the President
of Big Fat Worldwide, a live event marketing company in New York City. From
March 2002 through February 2003, Mr. Weiss was a Managing Director at Baytree
Capital Associates in New York. In addition from late 1992 until 2000, Mr. Weiss was the Executive Vice President and General Counsel for Active Media Services,
Inc. (d/b/a Active International), a New York based media and trading company.
Prior to pursuing entrepreneurial activities, Mr. Weiss was an attorney at New
York law firms, including Davis Polk & Wardwell and Skadden, Arps, Slate,
Meagher & Flom and a certified public accountant at Coopers & Lybrand. Mr. Weiss earned a B.S., magna cum laude, in Accounting from New York University in 1976, an M.B.A from University of Chicago, Graduate School of Business in 1978, and a
J.D. from Duke Law School in 1984.

DMITRY VILBAUM, CHIEF OPERATING OFFICER. On June 13, 2005, Dmitry Vilbaum was
appointed our Chief Operating Officer. Mr. Vilbaum works on a full-time basis.
From June 2005 to March 2006, Mr. Vilbaum was employed by Law Offices of Dan
Brecher on a part-time basis. From March 2001 to June 2005, Mr. Vilbaum was employed by Deutsche Bank where he held various positions in the bank's information technology department. From January 1996 through March of 2001, Mr.
Vilbaum served as the president of Anyent, Inc., a consulting company providing information technology services to major Wall Street corporations, such as
Citibank, Deutsche Bank, Newbridge Securities, Deloitte & Touche LLP., as well as technology companies, such as Compaq and MatchBlade Technologies. Mr. Vilbaum received a Bachelor of Engineering degree in 1995 from the City University of
New York.

KENNETH OH, SECRETARY. On June 1, 2005, Kenneth Oh was appointed our Secretary.
Mr. Oh works on a part-time basis. Mr. Oh is a practicing attorney. From 1998 through the present, Mr. Oh has been an attorney with Law Offices of Dan
Brecher. Law Offices of Dan Brecher serves as our legal counsel. Mr. Oh graduated from Pomona College with a B.A. degree in 1993, and from Fordham
University with a J.D. degree in 1997.

BOARD OF DIRECTORS COMMITTEES

The Board of Directors does not currently maintain an audit, nominating or compensation committee, or similar committees, of the Board of Directors. The
Board of Directors is responsible for matters typically performed by an audit committee. No person serving on our Board of Directors qualifies as a financial expert. As our present business operations were only recently commenced, our
Board of Directors consists of three persons who are officers. We are seeking to attract persons with financial expertise and related industry experience to serve on our Board of Directors.

CODE OF ETHICS

We have not yet adopted a code of ethics applicable to our directors, officers and employees.

ADDITIONAL INFORMATION ABOUT OFFICERS AND DIRECTORS

None of our officers or directors serves as a director of another reporting company. None of our officers or directors has a family relationship with any director, executive officer, or nominee to become a director or an executive officer. None of our officers or directors during the past five years has been:
involved in a bankruptcy petition or a pending criminal proceeding; convicted in a criminal proceeding, excluding traffic and minor offenses; subject to any order, judgment, or decree, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law.

We have a license agreement and a services agreement with The Institute of
Geoinformational Analysis of the Earth Establishment. Mr. Railyan, our President
and Chairman, is the owner and operator of the Institute. The Institute is an international professional services firm which specializes in the development and application of remote sensing and geographic information technologies (GIS).
The purpose of the agreements was to provide us with a license right to the technology, and a right to utilize the Institute's services. We believe that the terms of the agreements with the Institute were fair, and are on terms at least as equivalent to transactions with an unaffiliated party. The terms of the agreements were negotiated between Mr. Railyan and the other members of our
Board of Directors, and factors in determining the terms included, the availability and costs of obtaining other technology and services from third parties, our good faith judgment as to the value of the Institute's technology and services, the long term nature of the agreements, a discount on services from the Institute's normal rates, and that we are receiving offsets on our service payments to the Institute against our annual minimum license fees for a period of time until we generate substantial revenues. Periodically, from time to time, the Board of Directors, excluding Mr. Railyan, intends to reevaluate the terms of the agreements and reevaluate our contractual arrangements with the
Institute, considering the availability and costs of obtaining other technology and services available from third parties.

Under the license agreement, we have an exclusive, worldwide 30-year renewable right to use of all of the technology of the Institute, which has as its focus the exploration, sustainable development and management of the Earth's resources and the monitoring of the environment. We are required to pay the Institute
$600,000 each year under the license agreement until it has achieved certain milestones, upon which the payments increase.

The Institute has also entered into an agreement to render services to us, and to refer all inquiries for commercial contract services to us. The Institute will perform certain contract services for us at no more than 40% of the published rates of $500 per square kilometer, with minimum annual fees of
$500,000, and with offsets against the license fee until certain minimum revenues are obtained. Commencing in 2007, the minimum payment for annual services fees is to increase annually by the lesser of four percent or the percentage increase of the New York Consumer Price Index using 2005 as the base year. The agreement further provides that in any calendar year in which our revenues are less than $6,000,000, the initial minimum annual services fees of
$500,000 are to be offset against the annual license fee of $600,000. This offset will continue until such time that our annual revenues reach at least $10 million in a calendar year, or, our market capitalization exceeds $100 million at a time when our annual revenues reach $6 million or more.

We presently sublease executive office facilities on a month-to-month basis pursuant to an oral agreement with Dan Brecher, an officer and director of our company. The rent was $1,500 per month through November 2005, and was $2,250 per month through March 2006, and is currently at the rate of $8,000 per month. The rent represents the actual cost being charged to Mr. Brecher by the third party lessor for the facilities utilized by our company. The increases in rent have been due to occupancy of additional space.

Certain of our officers, Dan Brecher and Kenneth Oh, and other employees of our company work for our attorneys, Law Offices of Dan Brecher, and will continue to do so for the near future as we develop our operations. Mr. Brecher and Mr. Oh are practicing attorneys who devote a majority of their time to Law Offices of
Dan Brecher. The Company paid legal fees during the year ended December 31, 2005 of approximately $672,000 to the law firm.

Dmitry Vilbaum, our Chief Operating Officer, worked for Law Offices of Dan
Brecher on a part-time basis through March 2006. Dan Brecher, our Managing
Director, is the sole principal of the law firm. For the use of Mr. Vilbaum services, we reimbursed, at cost, Law Offices of Dan Brecher for compensation expenses and costs of benefits it incurred in connection with its employment of
Mr. Vilbaum, provided Mr. Vilbaum was devoting substantially all of his time to our business. Mr. Vilbaum received a salary from Law Offices of Dan Brecher at the rate of $25,000 per year from June 2005 through March 2006, and medical and dental benefits.

                    INTERESTS OF CERTAIN PERSONS IN PROPOSAL

Proposal No. 4 seeks shareholder approval of the Company's 2005 Stock Incentive
Plan. The Company has granted nonincentive stock options to purchase shares of common stock to management pursuant to the Plan. The stock options are exercisable for a period of up to five years from the date of grant, subject to vesting at a rate of 25% on the last day of each of the four calendar quarters following the grant date. Pursuant to the Plan, the Company has issued the following stock options to management:

Name and Title                             Number of Options     Exercise Price     Grant Date
--------------                             -----------------     --------------     ----------
Ivan Railyan, President                    500,000 options       $0.50              December 29, 2005
Roman Rozenberg, Chief Executive Officer   500,000 options       $0.50              December 29, 2005
Dan Brecher, Managing Director             500,000 options       $0.50              December 29, 2005
Dmitry Vilbaum, Chief Operating Officer    250,000 options       $0.50              December 29, 2005
Kenneth Oh, Secretary                      250,000 options       $0.50              December 29, 2005
Eric Weiss, Chief Financial Officer        375,000 options       $0.90              March 14, 2006
Dmitry Vilbaum, Chief Operating Officer     50,000 options       $1.38              April 17, 2006

                             EXECUTIVE COMPENSATION

No cash compensation, deferred compensation, or other compensation, including employee stock options or long-term incentive plan awards, were issued or granted to CompuPrint's former management during CompuPrint's last three fiscal years ended December 31, 2003, 2004 and 2005.

On May 19, 2005, CompuPrint acquired the business of Terra Insight Corporation.
Pursuant to the transaction, CompuPrint's sole officer and director resigned, and the nominees of Terra Insight Corporation assumed officer and director positions of CompuPrint. As Terra Insight Corporation was formed in 2005, there was no executive compensation paid by Terra Insight Corporation in prior years.

SUMMARY COMPENSATION TABLE

The table below sets forth information concerning the annual and long-term compensation during our fiscal year ended December 31, 2005 of our Chief
Executive Officer and all of our other officers ("Named Executive Officers").

                                                                               Long Term
                                             Annual Compensation              Compensation
                                 ----------------------------------------   ----------------
                                                                               Securities
                                                                               Underlying

Name and Principal Position        Year         Salary          Bonus       Options/SARS (#)
---------------------------      --------    ------------    ----------     ----------------

Roman Rozenberg                  2005 (a)    $180,000        $75,000 (i)        1,533,334
  Chief Executive Officer
Ivan Railyan                     2005 (a)    $180,000 (e)    $75,000 (j)        1,533,333
  President
Dan Brecher                      2005 (a)     $60,000 (f)    $75,000 (k)        1,533,333
  Managing Director
Dmitry Vilbaum                   2005 (b)     $69,712 (g)    $25,000 (l)        1,163,333
  Chief Operating Officer
Kenneth Oh                       2005 (c)     $17,654 (h)    $25,000 (m)          500,000
  Secretary
David R. Allison                 2005 (d)          $0             $0                 0
  Former President, Treasurer
   and Secretary

(a)  Became an officer on May 19, 2005 in connection with the Company's acquisition of Terra Insight Corporation. Compensation refers to the entire
     2005 fiscal year period.

                                       10

(b)  Became an employee on June 13, 2005. Compensation refers to the period June
     13, 2005 through December 31, 2005.
(c)  Became an employee on June 1, 2005. Compensation refers to the period June
     1, 2005 through December 31, 2005.
(d)  Resigned as an officer on May 19, 2005 in connection with the Company's acquisition of Terra Insight Corporation.
(e)  Includes $120,000 in accrued salary paid in 2006.
(f)  Includes salary, net of applicable taxes and deduction, of $5,000 paid in
     2006.
(g)  Includes $13,942 in salary paid by a related party, which amounts are reimbursed by the Company.
(h)  Includes $1,500 in salary paid in 2006.
(i)  Refers to fiscal year 2005 bonus amount, of which $5,920 was paid in 2006.
(j)  Refers to fiscal year 2005 bonus amount, which was paid in 2006.
(k)  Refers to fiscal year 2005 bonus amount, of which $68,163 was paid in 2006.
(l)  Refers to fiscal year 2005 bonus amount, of which $23,077 was paid in
     2006.
(m)  Refers to fiscal year 2005 bonus amount, which was paid in 2006.

STOCK INCENTIVE PLAN

On December 29, 2005, our Board of Directors adopted the CompuPrint, Inc. 2005
Stock Incentive Plan. The Stock Incentive Plan has not yet been approved by shareholders and is being submitted for shareholder approval.

The Stock Incentive Plan provides for various types of awards, including stock options, stock awards, and stock appreciation rights, denominated in shares of our common stock to our employees, officers, non-employee directors and agents, and those of our participating subsidiaries. The purposes of the Stock Incentive
Plan are to attract and retain such persons by providing competitive compensation opportunities, to provide incentives for those who contribute to the long-term performance and growth of our company, and to align employee interests with those of our shareholders. The Stock Incentive Plan is administered by the Board of Directors. The Stock Incentive Plan prohibits the repricing of awards. The maximum aggregate number of shares of common stock that may be granted under the Stock Incentive Plan is five million shares, subject to an evergreen provision, provided that not more than one million shares may be issued as awards of incentive stock options. The evergreen provision provides that for a period of nine years from the adoption date of the Stock Incentive
Plan, the aggregate number of shares of common stock that is available for issuance under the Stock Incentive Plan shall automatically be increased by that number of shares equal to five percent of our outstanding shares, on a diluted basis, or such lesser number of shares as determined by the Board of Directors.
Unless terminated earlier by the Board of Directors, the Stock Incentive Plan will terminate on December 28, 2015.

During the year ended December 31, 2005, we granted 2,250,000 nonincentive stock options, exercisable until December 28, 2010 at $0.50 per share, under the Plan.

OPTION GRANTS IN FISCAL 2005

The following table sets forth information concerning 6,263,333 stock options granted during the fiscal year ended December 31, 2005 to the Named Executive
Officers. The percentage of total stock options is based on 6,513,333 stock options granted to employees, including officers and directors, during the 2005 fiscal year.

                                       11

                     Number of Securities    % of Total Options
                      Underlying Options    Granted to Employees    Exercise or Base    Expiration
Name                      Granted (#)          in Fiscal Year         Price ($/Sh)         Date
---------------      --------------------   --------------------    ----------------    -----------
Ivan Railyan               1,033,334                15.9                  0.32           01-06-10
Ivan Railyan                 500,000                7.7                   0.50           12-28-10
Roman Rozenberg            1,033,333                15.9                  0.32           01-06-10
Roman Rozenberg              500,000                7.7                   0.50           12-28-10
Dan Brecher                1,033,333                15.9                  0.32           01-06-10
Dan Brecher                  500,000                7.7                   0.50           12-28-10
Dmitry Vilbaum               413,333                6.3                   0.80           06-12-10
Dmitry Vilbaum               500,000                7.7                   1.00           06-28-10
Dmitry Vilbaum               250,000                3.8                   0.50           12-28-10
Kenneth Oh                   250,000                3.8                   0.80           05-19-10
Kenneth Oh                   250,000                3.8                   0.50           12-28-10

OPTION EXERCISES IN FISCAL 2005 AND YEAR END OPTION VALUES

This table provides information for options exercised by each of the Named
Executive Officers in 2005 and the number and value (stock price less exercise price) of the remaining options held by those executive officers at year-end, using the average ($0.31) of the closing bid and ask prices of our common stock on December 30, 2005.

                                                         Number of Securities          Value of Unexercised
                                                        Underlying Unexercised         In-the-Money Options
                                                        Options At 12/31/05 (#)           At 12/31/05 ($)
                      Shares Acquired      Value      ---------------------------   ---------------------------
Name                  On Exercise (#)   Realized ($)  Exercisable   Unexercisable   Exercisable   Unexercisable
----                  ---------------   ------------  -----------   -------------   -----------   -------------

Ivan Railyan                 0               0                   0      1,533,334             0               0
Roman Rozenberg              0               0                   0      1,533,333             0               0
Dan Brecher                  0               0                   0      1,533,333             0               0
Dmitry Vilbaum               0               0             913,333        250,000             0               0
Kenneth Oh                   0               0             250,000        250,000             0               0

DIRECTOR COMPENSATION

Directors have not been compensated for their services on the Board of
Directors. We may, in the future, establish a compensation plan for our independent directors.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

In connection with the reverse acquisition of Terra Insight Corporation, we assumed the obligations of the executive employment agreements of Terra Insight
Corporation.

Agreement with Ivan Railyan
---------------------------

Ivan Railyan serves as President pursuant to a three-year employment agreement, effective as of January 7, 2005 and as amended on May 19, 2005 and December 29,
2005. The employment is on a part-time basis. His annual base salary for fiscal year 2005 was $180,000 and is $247,500 for fiscal year 2006, with annual increases for subsequent years of not less than the change in the Consumer Price
Index. His base salary is to be increased to $275,000 when we achieve revenue totaling at least $5,000,000, or obtain financing of at least $5,000,000, based upon financing completed after May 1, 2005. His base salary is to be increased to $365,000 following the first month in which:

                                       12

     o    we achieve market capitalization of $100 million or more for at least four consecutive trading days, or for at least ten of the last thirty trading days,
     o    our subsidiaries, in total, achieve revenues totaling at least $6 million or valuation of $25 million or more, based on private or public financing, sale, merger or similar transaction;
     o    we achieve revenues of $10 million or more; or
     o    we, including any subsidiary, obtain financing of at least $8 million, based upon financing completed after May 1, 2005.

We granted him five-year stock options to purchase up to 1,033,334 shares of our common stock. The exercise price for the stock options is $0.32 per share. The stock options are subject to future vesting. One-half of the stock options shall vest following the first fiscal year end in which our earnings before interest, taxes, depreciation, and amortization (EBITDA) exceeds $2,000,000 or our gross revenues exceed $6,000,000. The remaining stock options shall vest following the first fiscal year end in which our EBITDA exceeds $4,000,000 or our gross revenues exceed $10,000,000.

He is also entitled to receive death benefits of $70,000, an automobile, reimbursement for reasonable travel and other business related expenses, four weeks vacation, medical and dental insurance, and participation in any 401(k)
plan, stock option plan, or other employee plan, perquisite and other benefits made available to other management employees, which presently includes life and long-term care insurance coverage. We may also award him an annual performance bonus or other bonus as determined by the Board of Directors.

If we undergo a "change of control", we must pay him an amount equal to 290% of his base compensation and all stock options granted are to vest immediately. He has the right to terminate his employment if we undergo a change in control. As defined in his employment agreement, a change of control refers to:

     o    a change in our ownership or management that would be required to be reported in response to certain provisions of the Securities Exchange
          Act of 1934;
     o    an acquisition, other than directly from us, by a person or entity other than us of thirty five percent (35%) or more of our common stock or then outstanding voting securities;
     o    a change in a majority of the current Board of Directors, excluding a
          Board approved change that does not result from a proxy contest;
     o    a reorganization, merger, consolidation or sale of substantially all of our assets, after which our shareholders do not own, in the same proportion, more than 50% of the voting power, after which a majority of the board of directors changes, and after which a new shareholder beneficially owns 25% or more of the voting power; or
     o    the approval by our stockholders of a complete liquidation or dissolution.

The employment agreement, as amended, provides that, prior to the consummation of an actual "change in control" event, we and the employee shall in good faith negotiate a new employment agreement, whereby it is contemplated that employee would continue to render similar services in an executive capacity for a term of no less than five years, on improved terms and conditions as to salary and benefits, recognizing that additional duties, responsibilities and certain waivers are contemplated by such "change in control".

The employment agreement, as amended, contains tax gross-up provisions relating to compensation or to any excise tax and income tax that the employee incurs by reason of receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Internal Revenue Code.

The employment agreement provides for termination for cause.

                                       13

Agreement with Roman Rozenberg
------------------------------

Roman Rozenberg serves as Chief Executive Officer pursuant to a three-year employment agreement, effective as of January 7, 2005 and as amended on May 19,
2005 and December 29, 2005. His annual base salary for fiscal year 2005 was
$180,000 and is $238,500 for fiscal year 2006, with annual increases for subsequent years of not less than the change in the Consumer Price Index. His base salary is to be increased to $265,000 when we achieve revenue totaling at least $5,000,000, or obtain financing of at least $5,000,000, based upon financing completed after May 1, 2005. His base salary is to be increased to
$350,000 following the first month in which:

     o    we achieve market capitalization of $100 million or more for at least four consecutive trading days, or for at least ten of the last thirty trading days,
     o    our subsidiaries, in total, achieve revenues totaling at least $6 million or valuation of $25 million or more, based on private or public financing, sale, merger or similar transaction;
     o    we achieve revenues of $10 million or more; or
     o    we, including any subsidiary, obtain financing of at least $8 million, based upon financing completed after May 1, 2005.

We granted him five-year stock options to purchase up to 1,033,333 shares of our common stock. The exercise price for the stock options is $0.32 per share. The stock options are subject to future vesting. One-half of the stock options shall vest following the first fiscal year end in which our earnings before interest, taxes, depreciation, and amortization (EBITDA) exceeds $2,000,000 or our gross revenues exceed $6,000,000. The remaining stock options shall vest following the first fiscal year end in which our EBITDA exceeds $4,000,000 or our gross revenues exceed $10,000,000.

He is also entitled to receive death benefits of $70,000, an automobile, reimbursement for reasonable travel and other business related expenses, four weeks vacation, medical and dental insurance, and participation in any 401(k)
plan, stock option plan, or other employee plan, perquisite and other benefits made available to other management employees, which presently includes life and long-term care insurance coverage. We may also award him an annual performance bonus or other bonus as determined by the Board of Directors.

If we undergo a "change of control", we must pay him an amount equal to 290% of his base compensation and all stock options granted are to vest immediately. He has the right to terminate his employment if we undergo a change in control. As defined in his employment agreement, a change of control refers to:

     o    a change in our ownership or management that would be required to be reported in response to certain provisions of the Securities Exchange
          Act of 1934;
     o    an acquisition, other than directly from us, by a person or entity other than us of thirty five percent (35%) or more of our common stock or then outstanding voting securities;
     o    a change in a majority of the current Board of Directors, excluding a
          Board approved change that does not result from a proxy contest;
     o    a reorganization, merger, consolidation or sale of substantially all of our assets, after which our shareholders do not own, in the same proportion, more than 50% of the voting power, after which a majority of the board of directors changes, and after which a new shareholder beneficially owns 25% or more of the voting power; or
     o    the approval by our stockholders of a complete liquidation or dissolution.

The employment agreement, as amended, provides that, prior to the consummation of an actual "change in control" event, we and the employee shall in good faith negotiate a new employment agreement, whereby it is contemplated that employee would continue to render similar services in an executive capacity for a term of no less than five years, on improved terms and conditions as to salary and benefits, recognizing that additional duties, responsibilities and certain waivers are contemplated by such "change in control".

                                       14

The employment agreement, as amended, contains tax gross-up provisions relating to compensation or to any excise tax and income tax that the employee incurs by reason of receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Internal Revenue Code.

The employment agreement provides for termination for cause.

Agreement with Dan Brecher
--------------------------

Dan Brecher serves as Managing Director of the Company pursuant to a three-year employment agreement, effective as of January 7, 2005 and as amended on May 19,
2005 and December 29, 2005. The employment is on a part-time basis. His annual base salary for fiscal year 2005 was $60,000 and is $135,000 for fiscal year
2006, with annual increases for subsequent years of not less than the change in the Consumer Price Index. His base salary is to be increased to $150,000 when we achieve revenue totaling at least $5,000,000, or obtain financing of at least
$5,000,000, based upon financing completed after May 1, 2005. His base salary is to be increased to $250,000 following the first month in which:

     o    we achieve market capitalization of $100 million or more for at least four consecutive trading days, or for at least ten of the last thirty trading days,
     o    our subsidiaries, in total, achieve revenues totaling at least $6 million or valuation of $25 million or more, based on private or public financing, sale, merger or similar transaction;
     o    we achieve revenues of $10 million or more; or
     o    we, including any subsidiary, obtain financing of at least $8 million, based upon financing completed after May 1, 2005.

We granted him five-year stock options to purchase up to 1,033,333 shares of our common stock. The exercise price for the stock options is $0.32 per share. The stock options are subject to future vesting. One-half of the stock options shall vest following the first fiscal year end in which our earnings before interest, taxes, depreciation, and amortization (EBITDA) exceeds $2,000,000 or our gross revenues exceed $6,000,000. The remaining stock options shall vest following the first fiscal year end in which our EBITDA exceeds $4,000,000 or our gross revenues exceed $10,000,000.

He is also entitled to receive death benefits of $70,000, an automobile, reimbursement for reasonable travel and other business related expenses, four weeks vacation, medical and dental insurance, and participation in any 401(k)
plan, stock option plan, or other employee plan, perquisite and other benefits made available to other management employees, which presently includes life and long-term care insurance coverage. We may also award him an annual performance bonus or other bonus as determined by the Board of Directors.

If we undergo a "change of control", we must pay him an amount equal to 290% of his base compensation and all stock options granted are to vest immediately. He has the right to terminate his employment if we undergo a change in control. As defined in his employment agreement, a change of control refers to:

     o    a change in our ownership or management that would be required to be reported in response to certain provisions of the Securities Exchange
          Act of 1934;
     o    an acquisition, other than directly from us, by a person or entity other than us of thirty five percent (35%) or more of our common stock or then outstanding voting securities;
     o    a change in a majority of the current Board of Directors, excluding a
          Board approved change that does not result from a proxy contest;
     o    a reorganization, merger, consolidation or sale of substantially all of our assets, after which our shareholders do not own, in the same proportion, more than 50% of the voting power, after which a majority of the board of directors changes, and after which a new shareholder beneficially owns 25% or more of the voting power; or
     o    the approval by our stockholders of a complete liquidation or dissolution.

                                       15

The employment agreement, as amended, provides that, prior to the consummation of an actual "change in control" event, we and the employee shall in good faith negotiate a new employment agreement, whereby it is contemplated that employee would continue to render similar services in an executive capacity for a term of no less than five years, on improved terms and conditions as to salary and benefits, recognizing that additional duties, responsibilities and certain waivers are contemplated by such "change in control".

The employment agreement, as amended, contains tax gross-up provisions relating to compensation or to any excise tax and income tax that the employee incurs by reason of receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Internal Revenue Code.

The employment agreement provides for termination for cause.

Agreement with Dmitry Vilbaum
-----------------------------

Dmirty Vilbaum serves as Chief Operating Officer pursuant to a three-year employment agreement, effective as of June 13, 2005 and as amended December 29,
2005. Through March 2006, he worked on a part-time basis, for which his annual base salary for fiscal year 2005 was at the rate of $100,000 per year and, through March 2006 was at the rate of $125,000 for fiscal year 2006. Through
March 2006, with our permission, Mr. Vilbaum was permitted to work up to 20 hours per week for Law Offices of Dan Brecher on a part-time basis, and for the use of Mr. Vilbaum services, we reimbursed Law Offices of Dan Brecher for compensation expenses and costs of benefits, at cost, it incurred in connection with its employment of Mr. Vilbaum. Effective April 1, 2006, Mr. Vilbaum's
annual base salary, on a full-time basis, for fiscal year 2006 is at the rate of
$150,000 per year. His salary is to increase to the rate of $160,000 per year during the term of employment following the first month in which our revenues from operations during such fiscal year exceeds $5,000,000; and, his salary shall increase to the rate of $220,000 per year during the term of employment following the first month in which our revenues from operations during such fiscal year exceeds $10,000,000. If, however, our revenues subsequently decrease to below either of such levels in any twelve month period, his salary is to revert to its former level during such period. In the event Mr. Vilbaum works on a full-time basis, his salary is to increase by $25,000. Mr. Vilbaum is entitled to any bonus as may be determined by the Board of Directors. He is also entitled to receive reimbursement for reasonable travel and other business related expenses, four weeks vacation, and medical and dental insurance. We are also providing to Mr. Vilbaum certain life insurance and long-term care insurance coverage.

In connection with the employment agreement, we granted Mr. Vilbaum stock options to purchase 413,333 shares of our common stock. The stock options are exercisable for five years at $0.80 per share. The stock options were to vest, subject to conditions of services to us, as follows: options to purchase 310,000 shares vest on June 13, 2006; additional options to purchase 51,667 shares vest on June 13, 2007; and the remaining options to purchase 51,666 shares vest on
June 13, 2008. On December 29, 2005, the agreement was amended to accelerate the vesting date for the options to December 30, 2005.

The employment agreement provides for termination for cause. During the first year of employment, if the employment is to be terminated, Mr. Vilbaum is entitled to 90 days advance notice and 90 days of severance pay.

                                       16

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table set forth outstanding securities authorized for issuance under equity compensation plans as of December 31, 2005.

                                  Number of securities to   Weighted average
                                  be issued upon exercise   exercise price of      Number of securities
                                  of outstanding options,   outstanding options,   remaining available for
Plan Category                     Warrants and Rights       Warrants and Rights    Future Issuance
-------------                     ------------------------  -------------------    -----------------------

Equity compensation plans                        0                $0.00                       0
approved by securities holders

Equity compensation plans not           7,013,333                 $0.51               2,750,000
approved by securities holders

Total                                   7,013,333                 $0.51               2,750,000

PLans Not in the Shareholder Approved Category
----------------------------------------------

On January 7, 2005, pursuant to an employment agreement with Ivan Railyan, our
President, we issued stock options, subject to vesting at a future date upon achievement of certain Company milestones or thresholds, exercisable for five years from January 7, 2005 at $0.32 per share, to acquire up to 1,033,334 shares of common stock. One-half of the stock options shall vest following the first fiscal year end in which our earnings before interest, taxes, depreciation, and amortization (EBITDA) exceeds $2,000,000 or our gross revenues exceed
$6,000,000. The remaining stock options shall vest following the first fiscal year end in which our EBITDA exceeds $4,000,000 or our gross revenues exceed
$10,000,000.

On January 7, 2005, pursuant to an employment agreement with Roman Rozenberg, our Chief Executive Officer, we issued stock options, subject to vesting at a future date upon achievement of certain Company milestones or thresholds, exercisable for five years from January 7, 2005 at $0.32 per share, to acquire up to 1,033,333 shares of common stock. One-half of the stock options shall vest following the first fiscal year end in which our earnings before interest, taxes, depreciation, and amortization (EBITDA) exceeds $2,000,000 or our gross revenues exceed $6,000,000. The remaining stock options shall vest following the first fiscal year end in which our EBITDA exceeds $4,000,000 or our gross revenues exceed $10,000,000.

On January 7, 2005, pursuant to an employment agreement with Dan Brecher, our
Managing Director, we issued stock options, subject to vesting at a future date upon achievement of certain Company milestones or thresholds, exercisable for five years from January 7, 2005 at $0.32 per share, to acquire up to 1,033,333 shares of common stock. One-half of the stock options shall vest following the first fiscal year end in which our earnings before interest, taxes, depreciation, and amortization (EBITDA) exceeds $2,000,000 or our gross revenues exceed $6,000,000. The remaining stock options shall vest following the first fiscal year end in which our EBITDA exceeds $4,000,000 or our gross revenues exceed $10,000,000.

On May 20, 2005, we entered into an agreement with Kenneth Oh, our Secretary, pursuant to which we issued stock options to purchase 250,000 shares of common stock. The stock options are exercisable for five years at $0.80 per share. The stock options were to vest, subject to conditions of services to us, as follows:
options to purchase 187,500 shares on May 20, 2006; additional options to purchase 31,250 shares on May 20, 2007; and the remaining options to purchase
31,250 shares on May 20, 2008. On December 29, 2005, the agreement was amended to accelerate the vesting date for the options to December 30, 2005. On June 1,
2005, Mr. Oh was appointed Secretary.

                                       17

On June 13, 2005, we entered into an employment agreement with Dmitry Vilbaum, our Chief Operating Officer. In connection with the employment agreement, we granted Mr. Vilbaum stock options to purchase 413,333 shares of common stock.
The stock options are exercisable for five years at $0.80 per share. The stock options were to vest, subject to conditions of services to us, as follows:
options to purchase 310,000 shares on June 13, 2006; additional options to purchase 51,667 shares on June 13, 2007; and the remaining options to purchase
51,666 shares on June 13, 2008. On December 29, 2005, the agreement was amended to accelerate the vesting date for the options to December 30, 2005.

On June 29, 2005, we entered into an agreement with Dmitry Vilbaum, our Chief
Operating Officer, pursuant to which we issued stock options to purchase 500,000 shares of common stock. The stock options are exercisable for five years at
$1.00 per share. The stock options were to vest, subject to conditions of services to us, as follows: options to purchase 375,000 shares on June 29, 2006;
additional options to purchase 62,500 shares on June 29, 2007; and the remaining options to purchase 62,500 shares on June 29, 2008. On December 29, 2005, the agreement was amended to accelerate the vesting date for the options to December
30, 2005.

On June 29, 2005, the Company entered into a consulting agreement with Stuart
Sundlun, an individual, pursuant to which the Company issued stock options to purchase 500,000 shares of the Company's common stock. The stock options are exercisable for five years at $0.80 per share.

On December 29, 2005, the Company's Board of Directors adopted the CompuPrint,
Inc. 2005 Stock Incentive Plan. The plan has not yet been submitted for shareholder approval. On December 29, 2005, the Company granted nonincentive stock options to purchase shares of the Company's common stock, exercisable for a period of up to five years from the date of grant at $0.50 per share and vesting over one year at the rate of 25% per calendar quarter, pursuant to the plan, to the following employees:

       Ivan Railyan, President                              500,000 options
       Roman Rozenberg, Chief Executive Officer             500,000 options
       Dan Brecher, Managing Director                       500,000 options
       Dmitry Vilbaum, Chief Operating Officer              250,000 options
       Kenneth Oh, Secretary                                250,000 options
       Viktor Andreev                                       250,000 options

                                 STOCK OWNERSHIP

The following table sets forth, as of [September 1, 2006], the shares of our common stock beneficially owned by each person who is known by us to beneficially own 5% or more of our common stock, each of our directors and executive officers, and all of our directors and executive officers as a group.
This information was determined in accordance with Rule 13d-3 under the
Securities Exchange Act of 1934, and is based upon the information provided by the persons listed below. As of [September 1, 2006], we had 43,008,338 shares of common stock issued and outstanding.

All persons named in the table have the sole voting and dispositive power with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days of [September 1, 2006] pursuant to options, warrants, conversion privileges or other rights are listed separately. For each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

The address of each of the persons named in the following table, unless otherwise indicated, is c/o Terra Insight Corporation, 99 Park Avenue, 16th
Floor, New York, New York 10016.

                                       18

Name and Address of                 Amount and Nature     Additional Shares           Percent
Beneficial Owner                    of Beneficial Owner   Acquirable Within 60 Days   of Class
-----------------                   -------------------   -------------------------   --------

Ivan Railyan (a)                       29,775,483             250,000  (b)(d)           69.4%
Roman Rozenberg (a)                     3,502,998             250,000  (c)(d)            8.7%
Dan Brecher (a)                         1,751,499             250,000  (c)(d)            4.6%
Dmitry Vilbaum (a)                              0           1,050,833  (e)(f)(g)         2.4%
Kenneth Oh (a)                                  0             375,000  (g)(h)            0.9%
Eric M. Weiss (a)                               0             187,500  (i)               0.4%
Enficon Establishment/                          0           5,000,000  (k)              10.4%
Kiev Investment Group (j)
   Liechtenstein
   Poststrasse 403
   FL-9491 Ruggell
Belhasa International Co. LLC           1,000,000             150,000  (l)               2.7%
   Al - Ittehad Street
   Belhasa Building
   P.O. Box 1286
   Dubai, United Arab Emirates
All officers and directors             35,029,980           2,363,333                   82.4%
   as a group (6 persons)

(a)  Refers to an officer or director.
(b)  Does not include stock options, subject to vesting at a future date upon achievement of certain Company milestones or thresholds, exercisable for five years from January 7, 2005 at $0.32 per share, to acquire up to
     1,033,334 shares of common stock. One-half of the stock options shall vest following the first fiscal year end in which our earnings before interest, taxes, depreciation, and amortization (EBITDA) exceeds $2,000,000 or our gross revenues exceed $6,000,000. The remaining stock options shall vest following the first fiscal year end in which our EBITDA exceeds $4,000,000 or our gross revenues exceed $10,000,000.
(c)  Does not include stock options, subject to vesting at a future date upon achievement of certain Company milestones or thresholds, exercisable for five years from January 7, 2005 at $0.32 per share, to acquire up to
     1,033,333 shares of common stock. One-half of the stock options shall vest following the first fiscal year end in which our earnings before interest, taxes, depreciation, and amortization (EBITDA) exceeds $2,000,000 or our gross revenues exceed $6,000,000. The remaining stock options shall vest following the first fiscal year end in which our EBITDA exceeds $4,000,000 or our gross revenues exceed $10,000,000.
(d)  Includes stock options to purchase 250,000 shares of common stock, exercisable for five years from December 29, 2005 at $0.50 per share. Does not include stock options to acquire an additional 250,000 shares that are subject to vesting in increments of 125,000 shares on September 30 and
     December 31 in 2006.
(e)  Includes stock options, exercisable for five years from June 13, 2005 at
     $0.80 per share, to acquire up to 413,333 shares of common stock.
(f)  Includes stock options, exercisable for five years from June 29, 2005 at
     $1.00 per share, to acquire up to 500,000 shares of common stock. Includes stock options to purchase 12,500 shares of common stock, exercisable for five years from April 17, 2006 at $1.38 per share, and does not include stock options to acquire an additional 37,500 shares that are subject to vesting in increments of 12,500 shares on September 30, 2006, December 31,
     2006 and March 31, 2007.
(g)  Includes stock options to purchase 125,000 shares of common stock, exercisable for five years from December 29, 2005 at $0.50 per share. Does not include stock options to acquire an additional 125,000 shares that are subject to vesting in increments of 62,500 shares on September 30 and
     December 31 in 2006.
(h)  Includes stock options, exercisable for five years from May 20, 2005 at
     $0.80 per share, to acquire up to 250,000 shares of common stock.

                                       19

(i)  Includes stock options to purchase 187,500 shares of common stock, exercisable for five years from March 14, 2006 at $0.90 per share. Does not include stock options to acquire an additional 187,500 shares that are subject to vesting in increments of 93,750 shares on September 30 and
     December 31 in 2006.
(j)  Kiev Investment Group is an affiliated entity of Enficon Establishment.
(k)  Refers to shares of common stock underlying a principal amount of $4 million of 6% convertible debentures due December 31, 2007, and shares of common stock underlying a principal amount of $1 million of 7% convertible debentures due December 31, 2008. The debentures are convertible, at $1.00 per share, into an aggregate of 5,000,000 shares of our common stock. Does not include 1,000,000 shares of common stock underlying a principal amount of $1 million of 6% convertible debentures, which debentures were to be purchased by May 16, 2006. Does not include 5,000,000 shares that were to be purchased by June 29, 2005. Does not give effect to a stock option agreement, which is yet to be fully negotiated and was to be entered by
     June 29, 2006, that would, if executed, grant Kiev Investment Group the right to purchase such additional amount of our common stock, that when combined with an aggregate of 5 million shares issuable upon conversion of the 6% debentures held or acquirable by Enficon and Kiev Investment Group, and a separate transaction for the purchase of 5 million shares, would equal 25% of our then outstanding shares of common stock. The stock option is to be exercisable, on an all or none basis, until October 1, 2006 at
     $1.20 per share, and thereafter, exercisable until December 31, 2006 at a price of the greater of (a) $1.50 per share or (b) 60% of the average trading price of our common stock for the 20 day period preceding such exercise, with an upper cap on the exercise price of $1.75 per share. Other terms for the stock options are yet to be fully negotiated, and Kiev
     Investment Group does not have such a stock option until a definitive stock option agreement is executed.
(l)  Refers to shares of common stock underlying 150,000 warrants which were exercisable until June 12, 2006 at $1.25 per share and are now exercisable at $1.50 per share until December 12, 2006. The holder previously held
     2,000,000 six-month warrants which were exercisable until March 12, 2006 at
     $1.15 per share and exercisable at $1.50 per share until June 12, 2006, provided that the initial exercise of these six-month warrants must be for the purchase of at least 1,000,000 shares of common stock. The 2,000,000 six-month warrants expired on June 12, 2006 unexercised.

CHANGES IN CONTROL

We do not have any arrangements that may result in a change in control, except to the extent as described below.

On April 6, 2006, we entered into an agreement with Kiev Investment Group, pursuant to a Protocol Agreement dated April 5, 2006. Kiev Investment Group is an affiliate of Enficon Establishment, a holder of our debentures. Kiev
Investment Group has stated its intention to assign its obligations under the
Protocol Agreement. This Protocol Agreement relates to, modifies and supplements the terms of our Securities Purchase Agreement with Enficon dated June 30, 2005 and of our exploration agreement with Enficon dated June 30, 2005. Certain matters governed by those two agreements dated June 30, 2005 remain subject to negotiations. On June 16, 2006, we entered into an agreement, entitled
Modification to Protocol Agreement, which relates to, modifies, amends and supplements the terms of our Protocol Agreement dated April 5, 2006:

Under the Protocol Agreement, Kiev Investment Group undertook the following obligations, certain material provisions of which have not been fulfilled to date:

     (1)  to purchase, pursuant to the Securities Agreement, the fourth tranche of $1 million of convertible debentures, which was purchased on April
          12, 2006, and to purchase of the fifth and final tranche of $1 million of convertible debentures by May 15, 2006;
     (2)  by June 15, 2006, along with Enficon, to convert their aggregate $5 million of convertible debentures at $1 per share into an aggregate of
          5,000,000 shares of common stock;
     (3)  to make capital contributions, pursuant to the exploration agreement with Enficon, in the aggregate amount of $3 million to our subsidiary,
          Tierra Nevada Exploration Partners, with a $1 million capital contribution made on April 13, 2006, and additional contributions of
          $600,000 and $1.4 million to be made by June 15, 2006 and July 5,
          2006, respectively; and
     (4)  by June 29, 2006, to purchase from us 5,000,000 shares of our common stock at $1.05 per share.

                                       20

The Protocol Agreement also provided that by June 29, 2006, the parties were to enter into a stock option agreement that would grant Kiev Investment Group the right to purchase such additional amount of our common stock, that when combined with 5 million shares issuable upon conversion of the debentures by June 15,
2006 and the purchase of 5 million shares by June 29, 2006, would equal 25% of our then outstanding shares of common stock. The stock option was to be exercisable, on an all or none basis, until October 1, 2006 at $1.20 per share, and thereafter, exercisable until December 31, 2006 at a price of the greater of
(a) $1.50 per share or (b) 60% of the average trading price of our common stock for the 20 day period preceding such exercise, with an upper cap on the exercise price of $1.75 per share. Other terms for the stock options were to be negotiated, and Kiev Investment Group does not have such a stock option until a definitive stock option agreement is executed.

Subject to fulfillment of certain Kiev Investment Group obligations under the
Protocol Agreement, which have not been fulfilled, we had agreed to grant a seat on our Board of Directors to one nominee of Kiev Investment Group that was acceptable to us. The seat was to be forfeited if Kiev Investment Group did not exercise its stock option in its entirety by October 1, 2006, or if Kiev
Investment Group does not exercise its stock option to purchase at least 50% of the underlying shares by December 31, 2006.

Pursuant to the Modification Agreement, on June 16, 2006, Kiev Investment Group
purchased from us a 7% convertible debenture in the principal amount of
$1,000,000, maturing December 31, 2008. The debenture is convertible into shares of our common stock at a conversion price of $1.00 per share until August 15,
2006, thereafter at $1.50 per share until October 16, 2006, thereafter at $1.75 per share until January 16, 2007, and thereafter at $2 per share.

On August 8, 2006, the parties entered into an agreement, entitled Further
Modification to Protocol Agreement, dated as of August 4, 2006. The Further
Modification relates to, modifies, amends and supplements the terms of the parties' Protocol Agreement and Modification to Protocol Agreement. The Further
Modification was made without prejudice to rights under the Protocol Agreement as previously modified.

Pursuant to the Modification Agreement, among other things:

     (1)  Kiev Investment Group agreed to cure the breaches of its commitments under the Protocol Agreement within two weeks of receipt from notice from us of a specified level of oil production from a well in Texas
          (the "Bellows Well"); and
     (2)  Kiev Investment Group agreed to deposit in escrow with us $900,000, to be received on or before the earlier of July 10, 2006 or within 48 hours of written notice, whichever occured first, to be used to fund completion costs of a test well being drilled in Nevada (the "Sage
          Well"). The deposit has not been paid into escrow. In the event of approved increases for expenditure as to the Sage Well, Kiev
          Investment Group agreed to provide the funding for such increases in a reasonably prompt manner. A cash call was made, and, on July 19, 2006,
          Kiev Investment Group and Enficon Establishment paid $350,000 pursuant to the cash call in connection with the Sage Well.

We agreed to the Further Modification, also without prejudice, and provided Kiev
Investment Group and Enficon Establishment agreed to fund the $680,000 cash call, which was made on July 31, 2006, and other cash calls, and to provide the funding pursuant to the Protocol, particularly the non-debt securities purchases from us shortly after the Sage Well completion decision.

In furtherance of the Further Modification, on August 10, 2006, Kiev Investment
Group paid the $680,000 cash call in connection with the Sage Well. Under the
Further Modification, all rights were reserved, and the parties agreed to modify the payout structure with respect to revenues derived from the Sage Well, such that:

     (1)  investments for the Bellows Well in TexTerra Exploration Partners, LP
          and investments in Tierra Nevada Exploration Partnerss, LP for the
          Sage Well are first fully recouped;
     (2)  thereafter, we will receive payment of its 5% overriding royalty; and
     (3)  thereafter, the remaining revenues are to be allocated 75% to Kiev
          Investment Group and 25% to us.

                                       21

Kiev Investment Group informed us that it is prepared to perform its contractual obligations to purchase our non-debt securities pursuant to the Protocol if the
Sage Well physically proves to be commercial, and does not intend to purchase the non-debt securities until after the Sage Well starts producing oil, unless during tests significantly higher future production volume or substantial reserves are ascertained. Kiev Investment Group further informed us that if the
Sage Well is not commercially viable, Kiev Investment Group would ask us for repayment of all convertible debentures at maturity and the return of its investment in the projects. Alternatively, if Kiev Investment Group and/or
Enficon Establishment chose not to provide the further funding set forth in the
Protocol after the Sage Well completion decision, but otherwise fulfill their contractual obligations, Kiev Investment Group and Enficon Establishment would receive the 75% revenue allocation for the life of the Sage Well. A further cash call was made on August 17, 2006, and Kiev Investment Group and/or Enficon
Establishment did not meet the cash call and are in further breach of their commitments.

                                 PROPOSAL NO. 1
             APPROVAL OF PROPOSED CORPORATE NAME CHANGE TO TERRA ENERGY &
                          RESOURCE TECHNOLOGIES, INC.

It is proposed that the name of the Company be changed from CompuPrint, Inc. to
Terra Energy & Resource Technologies, Inc.

The board believes that changing our corporate name will enhance our business and prospects as the name "CompuPrint, Inc." has been associated with our precedessor's operations. In May 2005, the Company consummated a reverse acquisition with Terra Insight Corporation. Terra Insight Corporation is presently our primary operating entity. Terra Insight Corporation's business involves an integrated mapping and analysis of satellite and geological data to assess the location and nature of natural resources. Terra Insight Corporation also acquires interests and participations in natural resource properties, exploration projects and other sources of oil and gas, minerals and other natural resources wherever they may be found in commercially viable quantities.
Therefore, the board believes that changing our corporate name from CompuPrint,
Inc. to Terra Energy & Resource Technologies, Inc. will more accurately reflect our current operations and our business strategy.

The name change is anticipated to be effected in connection with the reincorporation of the Company, if Proposal No. 2 is approved and transacted. In the event that Proposal No. 2 is not approved or is abandoned, the name change is anticipated to be effected by filing an amendment to the Company's Articles of Incorporation under the laws of the State of North Carolina, amending Article
First of the Articles of Incorporation to set forth the following:

          "1. The name of the corporation is Terra Energy & Resource
          Technologies, Inc."

The name change will not change our capital structure and will not in any way affect the validity or transferability of stock certificates currently outstanding. We are not requiring, nor requesting, that shareholders with certificated shares obtain new stock certificates bearing the new corporate name. Shareholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering of old certificates to our transfer agent.

REQUIRED VOTE

The affirmative vote of a majority of the shares entitled to vote on the proposal is required to approve the proposed corporate name change.

RECOMMENDATION OF BOARD

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
                           CHANGE THE COMPANY'S NAME.

                                       22

                                 PROPOSAL NO. 2
   APPROVAL OF A PROPOSED CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY
                         FROM NORTH CAROLINA TO DELAWARE

PURPOSE OF REINCORPORATION

The Board of Directors has approved a proposal to change the Company's state of incorporation from North Carolina to Delaware (the "Reincorporation") and a
related Plan of Merger (the "Merger Agreement"), subject to shareholder approval.

The purpose of the Reincorporation is to change the state of incorporation and legal domicile of the Company from North Carolina to Delaware.

The Board of Directors believes that this change in domicile would be in the best interests of the Company and its stockholders. Delaware has long been a leading state in adopting, construing and implementing comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, the Delaware General Corporation Law (the
"DGCL") is widely regarded to be one of the best-defined bodies of corporate law in the United States, and many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the company. The Delaware legislature is particularly sensitive to corporate law issues, and Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. The business corporation laws of Delaware should benefit the Company by allowing it to conduct its affairs in a more flexible and efficient manner. Accordingly, the
Board of Directors believes that the DGCL would provide greater predictability in the Company's legal affairs than is currently available under the North
Carolina Business Corporation Act (the "NCBCA"). Notwithstanding the belief of the Board of Directors as to the potential benefits to stockholders of the
Reincorporation, stockholders should realize that there may be negative consequences of the Reincorporation. A negative consequence may be differences in the corporations laws of the state of Delaware and North Carolina, and payment of higher franchise taxes charged by Delaware. The Company's Delaware franchise tax is anticipated to increase as the Company's assets grow.
Stockholders may be entitled to statutory appraisal rights on the
Reincorporation.

The Company has caused the formation of Terra Energy & Resource Technologies,
Inc., a Delaware corporation ("Terra"), to effect the Reincorporation. The certificate of incorporation and the bylaws of Terra are attached as Exhibit A and Exhibit B, respectively. The bylaws of CompuPrint are attached as Exhibit C.
A copy of the form of Merger Agreement is attached as Exhibit D. The discussion below regarding the Reincorporation are qualified by reference to the complete
Merger Agreement.

Upon the effective date of the Reincorporation, each outstanding share of the
Company's common stock will automatically become one share of the common stock of Terra ("Terra Common Stock"). The Company will cease to exist as a North
Carolina corporation, and Terra will be the continuing or surviving corporation.
Thus, Terra will succeed to all of the business and operations, own all of the assets and other properties and assume and become responsible for all of the liabilities and obligations of CompuPrint. The Reincorporation, therefore, will not involve any change in the business, properties or management of the Company.
The persons serving as officers and directors of the Company will serve as the officers and directors of Terra after the Reincorporation.

The Reincorporation will not affect the Company's eligibility for quotation on the OTC Bulletin Board. The OTC Bulletin Board may issue a new trading symbol in connection with the Company's name change, and a new CUSIP number for the
Company's common stock may be necessary. The Company will continue to file with the S.E.C. and provide to its shareholders the same types of information that the Company has previously filed and provided.

No shares of any capital stock will be issued by Terra in connection with the
Reincorporation, other than the shares of Terra Common Stock to be issued for the Company's outstanding common stock. The relative rights and limitations of the common stock will remain unchanged after the Reincorporation, except for changes due to the differences between the corporations laws of the State of
North Carolina and the State of Delaware.

                                       23

AUTHORIZED SHARES OF STOCK

The Company's authorized capital will remain the same as a consequence of the
Reincorporation, if approved.

The Company's North Carolina Articles of Incorporation, as amended, presently authorizes 101,000,000 shares, consisting of 100,000,000 shares of common stock and 1,000,000 shares of preferred stock, each having a par value of $0.0001 per share. Similarly, Terra's Delaware Certificate of Incorporation presently authorizes 101,000,000 shares, consisting of 100,000,000 shares of common stock and 1,000,000 shares of preferred stock, each having a par value $0.0001 per share.

CONVERSION OF STOCK

Assuming shareholder approval of the Reincorporation proposal, upon the
Reincorporation becoming effective, each outstanding share of the Company's common stock will automatically convert into and be exchanged for one share of
Terra Common Stock, and the shareholders of the Company's common stock will automatically become shareholders of Terra Common Stock.

In addition, each outstanding option, right or warrant or other convertible security to acquire shares of the Company's common stock outstanding upon the
Reincorporation will be converted into an option, right or warrant or other convertible security to acquire the same number of shares of Terra Common Stock at the same price and at the same terms.

From the effective date of the Reincorporation, each CompuPrint stock certificate that was outstanding immediately prior to the Reincorporation will automatically represent the same number of shares of Terra Common Stock. We are not requiring, nor requesting, that shareholders with certificated shares exchange their CompuPrint stock certificates for Terra stock certificates.
Likewise, shareholders should not destroy their old certificates and should not send their old certificates to the Company, either before or after the effective date of the Reincorporation.

TRANSFERABILITY OF SHARES

Shareholders whose shares of the Company's common stock that are freely tradable before the Reincorporation will own shares that are freely tradable after the
Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares that have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, shareholders will be deemed to have acquired their shares on the date they originally acquired their common stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder.
Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The following discussion sets forth the principal U.S. federal income tax consequences of the Reincorporation to the shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to a particular shareholder based upon his individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation. The following disclosure is based on the Internal Revenue Code, Treasury
Regulations, rulings and decisions in effect as of the date of this Notice, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. The
Company has neither requested nor received a tax opinion from legal counsel with respect to the federal income tax consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service as to the federal income tax consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

                                       24

The Reincorporation provided for in the Merger Agreement is intended to be treated as a "tax-free" reorganization as described in Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a "tax-free" reorganization, no gain or loss will be recognized to the holders of the Company's capital stock as a result of consummation of the
Reincorporation, and no gain or loss will be recognized by the Company or Terra.
The basis of the acquired assets in the hands of Terra will be the same as the
Company's basis in such assets. Each former holder of the Company's common stock will have the same basis in the capital stock of Terra received by that holder pursuant to the Reincorporation as that holder has in the Company's common stock held by that holder at the time the Reincorporation is consummated. Each shareholder's holding period with respect to Terra Common Stock will include the period during which that shareholder held the corresponding CompuPrint common stock, provided the latter was held by such holder as a capital asset at the time the Reincorporation was consummated.

THE FOREGOING IS ONLY A SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES AND IS
NOT TAX ADVICE. NO RULING FROM THE INTERNAL REVENUE SERVICE AND NO OPINION OF
COUNSEL WITH RESPECT TO THE TAX CONSEQUENCES OF THE REINCORPORATION HAVE BEEN OR
WILL BE OBTAINED BY THE COMPANY. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX
ADVISERS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION.

ACCOUNTING TREATMENT

In accordance with accounting principles generally accepted in the United
States, the Company expects that the Reincorporation will be accounted for as a reorganization of entities under common control and recorded at historical cost.

REGULATORY APPROVALS

The Reincorporation will not be consummated until after shareholder approval is obtained. The Company will obtain all required consents of governmental authorities, including the filing of an Articles of Merger with the Secretary of
State of North Carolina and the filing of a Certificate of Merger with the
Secretary of State of Delaware, or such other instruments as the respective jurisdictions may require.

CERTAIN DIFFERENCES IN GOVERNING STATUTE, CHARTER AND BYLAWS CAUSED BY THE
REINCORPORATION

The corporation law of the State of Delaware differs in certain respects from those of North Carolina. Following the Reincorporation, the Company's corporate affairs will be governed by the Delaware General Corporation Law ("DGCL"), by
the Certificate of Incorporation of Terra (the "Delaware Certificate") and by
the Bylaws of Terra (the "Delaware Bylaws"). A copy of the Delaware Certificate and the Delaware Bylaws are attached hereto as Exhibit A and Exhibit B, respectively. The Company's corporate affairs are governed at present by the
North Carolina Business Corporation Act (the "NCBCA"), by its Articles of
Incorporation filed in North Carolina (the "North Carolina Certificate") and by
the Bylaws adopted pursuant to NCBCA (the "North Carolina Bylaws").

Although it is not practical to compare all the differences between the laws of governing corporations in North Carolina and Delaware, the following discussion provides a summary of certain material differences which may affect the rights of shareholders. The summary is not intended to be complete and reference should be made to the DGCL and the NCBCA. There may be changes in either or both the
NCBCA or the DGCL that could affect the summary below.

AMENDMENT OF ARTICLES/CERTIFICATE OF INCORPORATION. Generally, the NCBCA, except for certain ministerial changes to the Articles of Incorporation, allows a Board of Directors to recommend that shareholders amend the Certificate of
Incorporation, and approval of a majority of the shares entitled to vote at a shareholders' meeting are sufficient to approve that amendment, unless the
NCBCA, Articles of Incorporation or the Bylaws require a greater vote.
Similarly, the DGCL allows a Board of Directors to recommend an amendment to the
Certificate of Incorporation for approval by shareholders and approval of a majority of the shares entitled to vote is sufficient to approve that amendment.

                                       25

AMENDMENT TO BYLAWS. The North Carolina Bylaws provides that the bylaws may be amended by the affirmative vote of a majority of the directors. The NCBCA provides that a corporation's shareholders may amend or repeal the corporation's bylaws even though the bylaws may also be amended or repealed by its board of directors. Conversely, the Delaware Bylaws provides that the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the
Board of Directors or by the shareholders, subject to the provisions of the
DGCL. The DGCL confers the power to adopt, amend or repeal bylaws in the shareholders entitled to vote.

SPECIAL MEETING OF SHAREHOLDERS. Under the NCBCA, the Board of Directors, anyone authorized in the Articles of Incorporation or Bylaws, or, in the case of a non-public corporation, a shareholder pursuant to the written request of holders of 10% of all shares entitled to vote, may call a special meeting of shareholders. The North Carolina Bylaws provide that a special meeting may be called by the President, Secretary or the Board of Directors, or, in a
shareholder pursuant to the written request of holders of 10% of all shares entitled to vote. Under the DGCL, the Board of Directors or anyone authorized in the Certificate of Incorporation or Bylaws may call a special meeting of shareholders. The Delaware Bylaws provide that a special meeting may be called by the directors or by any officer instructed by the directors to call the meeting.

ACTION BY WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A SHAREHOLDER VOTE.
Generally, except in certain circumstances, the NCBCA allows shareholders to act by written consent in lieu of a meeting, or if the action is taken by all the shareholders entitled to vote on the action or, if so provided in the articles of incorporation of a corporation that is not a public corporation. The North
Carolina Bylaws contains a provision that shareholders may act by written consent only if it is signed all of the persons who would be entitled to vote.
Conversely, the DGCL provides that action may be taken by written consent signed by the holders of outstanding stock having not less than the minimum number of votes, with prompt notice of the taking of the corporate action given to those shareholders who have not consented and who would have been entitled to notice of the meeting. The Delaware Bylaws expressly permits any action by shareholders to be taken by written consent.

PROXIES. Under NCBCA, a proxy cannot be voted or acted upon after 11 months from its date unless the proxy provides for a longer period. Under the DGCL a proxy cannot be voted or acted upon after three years from its date unless the proxy provides for a longer period.

CUMULATIVE VOTING. The NCBCA provides that shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide. The North Carolina Certificate does not confer such a right. The North
Carolina Bylaws contains a provision providing for cumulative voting, although it may not be valid, as the Company's Articles of Incorporation do not contain a provision for cumulative voting. The Delaware Certificate and the Delaware
Bylaws do not contain a provision for cumulative voting.

LIMITATIONS OF DIRECTORS' LIABILITY. Both NCBCA and the DGCL permit a corporation to limit a director's personal liability for actions taken in that director's official capacity. Under the NCBCA, a corporation's articles of incorporation may set forth a provision that limits the personal liability of any director for monetary damages for breach of any duty as a director. The
NCBCA provides that no such provision shall be effective with respect to (i)
acts or omissions that the director at the time of such breach knew or believed were clearly in conflict with the best interests of the corporation, (ii) any liability for unlawful distributions; (iii) any transaction from which the director derived an improper personal benefit, or (iv) acts or omissions occurring prior to the date the provisions became effective. Under the DGCL, limits on a director's liability must be addressed in the Certificate of
Incorporation. The Delaware Certificate limits a director's personal liability for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL. The DGCL forbids any limitation of liability: (i) for any breach of the director's duty of loyalty to the corporation or its shareholders;
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for a willful or negligent violation of statutory provisions governing dividends or stock repurchases or redemptions; or (iv) for any transaction from which the director derived an improper personal benefit [involving the corporation].

INDEMNIFICATION OF DIRECTORS AND OFFICERS. With some variations, both NCBCA and the DGCL allow a corporation to "indemnify," that is, to make whole, any person who is or was a director or officer of the corporation if that person is held liable or incurs costs for something that the person did or failed to do in an official capacity in good faith in the best interests of the Company.

                                       26

DIVIDENDS. North Carolina law prohibits a corporation from making a distribution
(e.g., dividends) if the corporation would not be able to pay its debts as they become due in the usual course of business, or if the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Like North Carolina, Delaware law prohibits the distribution of dividends if the capital of the corporation shall have been diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. The directors of any corporation engaged in the exploitation of wasting assets (including but not limited to a corporation engaged in the exploitation of natural resources or other wasting assets, including patents, or engaged primarily in the liquidation of specific assets) may determine the net profits derived from the exploitation of such wasting assets or the net proceeds derived from such liquidation without taking into consideration the depletion of such assets resulting from lapse of time, consumption, liquidation or exploitation of such assets.

APPRAISAL/DISSENTER RIGHTS. Generally, the NCBCA provides for dissenter rights, entitling dissenting shareholders to receive the fair value of their shares, in the event of a merger, share exchange, conversion, consolidation of a corporation or in a sale of all or substantially all of a corporation's assets, or an amendment of the articles of incorporation that materially and adversely affects certain shareholders' rights. NCBCA provides that dissenting shareholders have no dissenter rights if their shares were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers,
Inc., or held by at least 2,000 record shareholders. When dissenter rights are available, the shareholder may have to request the appraisal and follow other required procedures.

Similarly, under the DGCL, appraisal rights are not available to a shareholder if, among other things, the corporation's shares are listed on a national securities exchange, or held by more than 2,000 shareholders of record, or if the corporation will be the surviving corporation in a merger that does not require the approval of the surviving corporation's shareholders. Under the
DGCL, regardless of the foregoing, a dissenting shareholder in a merger or consolidation has appraisal rights unless the transaction requires the exchange of shares for something other than one or more of the following: (1) shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation; (2) shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of
Securities Dealers, Inc., or held by more than 2,000 shareholders of record after the merger or consolidation occurs; or (3) cash instead of fractional shares of the surviving corporation or another corporation.

ANTI-TAKEOVER PROVISIONS

NC SHAREHOLDER PROTECTION ACT. The NCBCA includes provisions that may have the effect of delaying, deterring or preventing a change in control of the Company.
Article 9 of the NCBCA sets forth the North Carolina Shareholder Protection Act.
The Shareholder Protection Act requires the affirmative vote of the holders of
95% of the voting shares of a corporation, voting as one class, for the adoption or authorization of a business combination (i) with any other entity if, as of the record date for the determination of shareholders entitled to vote on such business combination, the other entity is the beneficial owner, directly or indirectly, of more than 20% of the voting shares of the corporation and (ii)
with any affiliate of the corporation which at any time has been a 20% holder of such voting shares. A "business combination" is defined to include any merger, consolidation or conversion of a corporation with or into any other corporation or any unincorporated entity, or the sale or lease of all or any substantial part of the corporation's assets to, or any payment, sale or lease to the corporation or any subsidiary thereof, in exchange for securities of the corporation of any assets (except assets having an aggregate fair market value of less than $5,000,000) of any other entity. The 95% voting requirement is not applicable if certain fair price and procedural requirements are satisfied.

                                       27

NC CONTROL SHARE ACQUISITIONS ACT. Article 9A of the NCBCA Act sets forth the
North Carolina Control Share Acquisitions Act (the "Control Share Acquisitions
Act"). The Control Share Acquisitions Act generally provides that any person who acquires beneficial ownership of the shares of a corporation which, when added to all other shares of the corporation beneficially owned by the person, would increase that person's voting power in the election of directors to an amount equal to or greater than one-fifth, one-third or a majority of all voting power, is not entitled to vote the shares acquired unless the right to vote such shares is approved by a majority of all the outstanding shares of the corporation entitled to vote for the election of directors, excluding interested shares.
Interested shares include any shares owned by any person who has acquired or proposes to acquire a controlling interest, any officer of the corporation and any employee of the corporation who is also a director. The decision to grant voting rights to the control shareholder must be voted upon at the next special or annual shareholders meeting. Unless otherwise provided in the corporation's articles of incorporation or bylaws, if voting rights are granted to the control shares and the holders of the control shares have a majority of voting power for the election of directors, other shareholders may have their shares redeemed by the corporation at their fair value calculated as of the day prior to the date the vote was taken to accord the control shares such voting rights, as long as certain procedural requirements are satisfied. The Control Share Acquisitions
Act does not apply to acquisitions of stock pursuant to a merger or share exchange if effected pursuant to a written agreement to which the corporation is a party. The Control Share Acquisitions Act applies only to certain covered corporations that are public corporations incorporated in and with substantial ties to the State of North Carolina and that have not opted out of the provisions of the Control Share Acquisitions Act.

DELWARE. Section 203 of the DGCL prevents a "business combination" between an
"interested stockholder" and a Delaware corporation for a period of three years after such stockholder became an interested stockholder, unless certain conditions are met. The Delaware statute defines a business combination as any merger or consolidation, any sale, lease, exchange or other disposition of 10%
or more of a corporation's assets, or any transaction (subject to certain exceptions) which results in the transfer of stock of a corporation to the interested stockholder, increases his proportionate ownership of a corporation's stock or results in such interested stockholder receiving the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation. The Delaware statute defines an interested stockholder as (subject to certain exceptions) any person who is the owner of 15% or more of the outstanding voting stock of the corporation or a person who is an affiliate or associate of the corporation who became the owner of 15% or more of the outstanding voting stock of the corporation within the three-year period prior to the date on which it is sought to determine whether such stockholder is interested. A business combination is exempt from the effect of the statute if, among other things, either (i) prior to the date the stockholder became interested, the board of directors approved either the business combination or the transaction that resulted in the stockholder becoming interested, (ii) upon consummation of the transaction that resulted in the stockholder becoming interested, such stockholder owned at least 85% of the corporation's voting stock at the time the transaction consummated, or (iii) on or after the date the stockholder becomes interested, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder. These restrictions do not apply under certain circumstances if the corporation's certificate of incorporation or bylaws contain a provision expressly electing not to be governed by Section 203. The Delaware Certificate contains such a provision.

RIGHTS OF STOCKHOLDERS TO DISSENT

A shareholder has the right under NCBCA to dissent from the Reincorporation and receive the fair market value of its shares. The following is a brief summary of the procedures set forth in Article 13 of the NCBCA which are required to be followed by a shareholder who wishes to dissent from the Reincorporation. This summary is qualified in its entirety by reference to Article 13, annexed hereto as Exhibit E. A shareholder who desire to exercise its appraisal rights must satisfy all of the conditions of Article 13. Failure to follow procedure will result in the forfeiture of a shareholder's dissenters' rights. Shareholders who desire to exercise appraisal rights are advised to seek independent counsel.

                                       28

A shareholder entitled to dissent and obtain payment for his shares under
Article 13 may not challenge the corporate action. A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders. A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if he submits to the Company the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters'
rights, and he does so with respect to all shares of which he is the beneficial shareholder.

A shareholder who wishes to assert dissenters' rights must give to the Company, and the Company must actually receive, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and must not vote his shares in favor of the proposed action. A shareholder's vote against, or failure to vote against, the proposed action, without giving notice to the Company of intent to demand payment, will constitute a waiver of the shareholder's dissenters' rights.

If the Reincorporation is approved, within ten days, the Company will mail a written dissenters' notice to all shareholders who properly asserted its dissenter rights, which will include information such as where the payment demand must be sent and where and when certificates must be deposited, and the date by which the Company must receive the payment demand. A shareholder sent a dissenters' notice must demand payment and deposit his share certificates in accordance with the terms of the notice. As soon as the proposed corporate action is taken, or within 30 days after receipt of a payment demand, the
Company will pay each dissenter the amount the Company estimates to be the fair value of his shares, plus interest accrued to the date of payment.

ABADONMENT OR AMENDMENT

The proposed Reincorporation may be abandoned, or the Merger Agreement may be amended, either before or after shareholder approval has been obtained, if, in the opinion of the Board of Directors, circumstances arise that make such action advisable.

REQUIRED VOTE

The affirmative vote of a majority of the shares entitled to vote on the proposal is required to approve the Reincorporation.

RECOMMENDATION OF BOARD

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
REINCORPORATE IN DELAWARE.

                                 PROPOSAL NO. 3

           APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES
                     OF THE COMMON STOCK AND PREFERRED STOCK

It is proposed that the Company increase its authorized shares. Presently, the
Company has an authorized capital of 101,000,000 shares, consisting of
100,000,000 shares of common stock and 1,000,000 shares of preferred stock. The proposal is to increase the authorized capital to 275,000,000 shares, consisting of 250,000,000 shares of common stock and 25,000,000 shares of preferred stock.

The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares to make additional shares available for issuance to meet the Company's future business needs. The increase in shares would give the Company flexibility to meet business needs as they arise in the future.

                                       29

The Company's management has no present arrangements, agreements, understandings or plans for the issuance or use of the additional shares proposed to be authorized by the amendment. The Board of Directors believes the availability of such shares will benefit the Company by providing flexibility to issue stock for a variety of other proper corporate purposes as the Board of Directors may deem advisable. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the acquisition or merger into the Company of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock dividends or distributions and other bona fide corporate purposes. Were any of these situations to arise, the issuance of additional shares of stock could have a dilutive effect on earnings per share. Shareholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company. Although an increase in the authorized shares could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction directed to the combination of the Company with another company), the current proposal is not in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

If this Proposal and Proposal No. 2 are approved, the change in the authorized capital will effected pursuant to a filing of a Certificate of Amendment of the
Delaware Certificate of Incorporation to amend Paragraph (a) of Article Fourth to read:

         FOURTH: (a) The total number of shares of stock which the corporation shall have authority to issue is 275,000,000 of which (i) 250,000,000 shares shall be shares of common stock, par value $0.0001 per share, and (ii) 25,000,000 shares shall be shares of preferred stock, par value $0.0001 per share, issuable in one or more series as hereinafter provided.

If this Proposal is approved, but Proposal No. 2 is not approved, the change in the authorized capital will effected pursuant to a filing of an Articles of
Amendment of the North Carolina Articles of Incorporation to amend Paragraph 4 to read:

         4. The total number of shares of stock which the corporation shall have authority to issue is 275 Million (275,000,000) shares, of which 250
         Million (250,000,000) shares shall be Common Stock, $0.0001 par value per share, and 25 Million (25,000,000) shares shall be Preferred Stock,
         $0.0001 par value per share (the "Preferred").

         The Preferred may be issued from time to time in one or more series.
         The Board of Directors of the corporation is authorized from time to time to designate by resolution, one or more series of preferred stock, and the powers, preferences and rights, and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall be permitted by North Carolina law, and to fix or alter the number of shares comprising any such series and the designation thereof.

REQUIRED VOTE

The affirmative vote of a majority of the shares entitled to vote on the proposal is required to approve the proposal.

RECOMMENDATION OF BOARD

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
                        INCREASE THE AUTHORIZED CAPITAL.

                                       30

                                 PROPOSAL NO. 4
               APPROVAL OF THE COMPANY'S 2005 STOCK INCENTIVE PLAN

On December 29, 2005, the Company's Board of Directors adopted the CompuPrint,
Inc. 2005 Stock Incentive Plan (the "Plan"). The Plan will be renamed the Terra
Energy & Resource Technologies, Inc. 2005 Stock Incentive Plan in the event that
Proposal No. 1 or No. 2 is approved and effected. Shareholder approval of the
Plan is sought in order that incentive stock options granted under the Plan qualify for treatment as such under the Internal Revenue Code of 1986, as amended (the "Code").

DESCRIPTION OF THE PLAN

The following is a brief summary of certain important features of the Plan. This summary is qualified in its entirety by reference to the Plan, annexed to this
Proxy Statement as Exhibit F.

GENERAL. The Plan provides for various types of awards denominated in shares of the Company's common stock to employees, officers, non-employee directors and agents of the Company and its participating subsidiaries. The purposes of the
Plan are to attract and retain such persons by providing competitive compensation opportunities, to provide incentives for those who contribute to the long-term performance and growth of the Company, and to align employee interests with those of our shareholders.

ADMINISTRATION. The Plan is to be administered by the Compensation Committee of the Board of Directors as defined in the Plan. The Compensation Committee has the authority to administer and interpret the Plan, to determine the employees to whom awards will be made under the Plan and, subject to the terms of the
Plan, the type and size of each award, the terms and conditions for vesting, cancellation and forfeiture of awards and the other features applicable to each award or type of award. The Compensation Committee may accelerate or defer the vesting or payment of awards, cancel or modify outstanding awards, waive any conditions or restrictions imposed with respect to awards or the stock issued pursuant to awards and make any and all other determinations that it deems appropriate with respect to the administration of the Plan, subject to the requirements of and the prohibitions in the Plan, the provisions of Sections
162(m) and 409A of the Code and any applicable laws or exchange rules. The
Compensation Committee's determinations with respect to the Plan and any award agreement do not need to be uniform, and any such determinations may be made selectively among individuals. The Compensation Committee may establish plans supplemental to the Plan covering employees residing outside of the United
States. The Compensation Committee may delegate some or all of its authority over administration of the Plan to one or more officers or directors, except with respect to persons who are Section 16(a) officers or covered employees (as defined in the Plan).

ELIGIBILITY. All "employees" (within the broad definition set forth in the instructions to the SEC's Form S-8 registration statement) of the Company are eligible to receive awards under the Plan. This definition includes non-employee directors of the Company and exclusive and non-exclusive agents. Participation is discretionary.

SHARES SUBJECT TO THE PLAN. The Plan provides that 5 million shares of the common stock are available for issuance as awards during its term; provided that not more than 1 million shares may be issued as incentive stock options pursuant to Section 422 of the Code.

Shares of the Company's common stock issued in connection with awards under the
Plan may be shares that are authorized but unissued, or previously issued shares that have been reacquired, or both. If an award under the Plan is forfeited, canceled, terminated or expires prior to the issuance of shares, the shares subject to the award will be available for future grants under the Plan. Shares subject to outstanding awards granted under other plans shall not be subject to future issuance under the Plan, if such awards are forfeited, canceled, terminated or expire prior to the issuance of shares. Shares used by a participant to exercise an option, and shares withheld or sold to cover the withholding tax liability associated with the exercise of an option are not counted toward the maximum number of shares that may be issued under the Plan.

LIMIT ON AWARDS. The Plan limits the number of shares available for issuance to any one participant to 1 million.

                                       31

TYPES OF AWARDS. The following types of awards may be granted under the Plan.
All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Compensation
Committee, in its sole discretion, subject to such limitations as are provided in the plan.

NON-QUALIFIED STOCK OPTIONS. An award of a non-qualified stock option under the
Plan grants a participant the right to purchase a certain number of shares of the Company's common stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of the Company's common stock on the grant date. The term of a non-qualified stock option may not exceed 10 years from the date of grant. A non-qualified stock option is an option that does not qualify under Section 422 of the Code.

INCENTIVE STOCK OPTIONS. An incentive stock option is a stock option that meets the requirements of Section 422 of the Code, which include an exercise price of no less than 100% of fair market value on the grant date, a term of no more than
10 years, and that the option be granted from a plan that has been approved by shareholders. Incentive stock option granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant.

PAYMENT OF EXERCISE PRICE. Payment of the exercise price of a non-qualified stock option or incentive stock option may be made in cash or, if permitted by the Compensation Committee, by other means, subject to any applicable laws or exchange rules.

STOCK APPRECIATION RIGHTS (SARS). A SAR, upon exercise, entitles the participant to receive an amount equal to the difference between the fair market value of the Company's common stock on the exercise date and the exercise price of the
SAR (which may not be less than 100% of fair market value of a share of the
Company's common stock on the grant date) times the number of shares subject to the SAR. Payment to a participant upon the exercise of a SAR may be in cash and/or shares of the Company's common stock. Participants who are subject to
United States federal income tax may not be awarded SARs if such grant constitutes deferred compensation within the meaning of Section 409A of the
Code. SARs awards expire no more than 10 years after the date they are granted.

RESTRICTED STOCK. A restricted stock award is an award of outstanding shares of the Company's common stock that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the
Compensation Committee, and which may be forfeited if conditions to vesting are not met. Participants generally receive dividend payments on the shares subject to their award during the vesting period, and are also generally entitled to indicate a voting preference with respect to the shares underlying their awards.

DEFERRED STOCK. A deferred stock award is an unfunded, unsecured promise to deliver shares of the Company's common stock to the participant in the future, if the participant satisfies the conditions to vesting, as determined by the
Compensation Committee. Participants do not have voting rights, but generally receive dividend equivalent payments during the vesting period.

STOCK UNIT. A stock unit is an award denominated in shares of the Company's common stock that may be settled either in shares and/or cash, subject to terms and conditions determined by the Compensation Committee.

STOCK PAYMENT. The Compensation Committee may issue unrestricted shares of the
Company's common stock, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine. A stock payment may be granted as, or in payment of, a bonus
(including without limitation any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), or to provide incentives or recognize special achievements or contributions.

PROHIBITION AGAINST RE-PRICING. The Plan prohibits the issuance of awards in substitution for outstanding awards or any other adjustment that would constitute a re-pricing (within the meaning of U.S. generally accepted accounting principles or any applicable stock exchange rule) of awards.

LIMITATION OF RELOAD OPTIONS. The Plan prohibits the grant of reload options.

                                       32

CERTAIN FORFEITURE PROVISIONS. Awards granted under the Plan are subject to forfeiture if, after a termination of employment, the participant engages in certain activities that are materially injurious to or in competition with the
Company.

NON-U.S. PARTICIPANTS. To accommodate differences in local law, tax policy or custom, awards granted to employees who are not U.S. nationals or who are employed outside the U.S. may be subject to special terms, conditions and documentation as provided by the Compensation Committee.

DEFERRALS. The Compensation Committee may postpone the exercise of awards, or the issuance or delivery of shares or cash pursuant to any award for such periods and upon such terms and conditions as the Compensation Committee determines, but not in contravention of Section 409A of the Code. In addition, the Compensation Committee may, but not in contravention of Section 409A of the
Code, determine that all or a portion of a payment to a participant, whether in cash and/or shares, will be deferred in order to prevent the Company or any subsidiary from being denied a United States federal income tax deduction with respect to an award granted under the Plan.

NON-TRANSFERABILITY. During the vesting period, and prior to the lapse of any sale restriction on shares delivered in an option exercise, awards granted under the Plan and sale restricted shares are not transferable other than by will or the laws of descent and distribution. During a participant's lifetime, all rights with respect to an award may be exercised only by the participant.
However, the Compensation Committee may permit non-qualified stock options, or shares issued as a result of an option exercise that are subject to a restriction on transferability, to be transferred one time to a participant's immediate family member or a trust for the benefit of a participant's immediate family members.

ADJUSTMENTS. The maximum number of shares available for issuance under the Plan, the number of shares covered by outstanding awards, the exercise price applicable to outstanding awards and the limit on awards to a single employee may be adjusted by the Compensation Committee if it determines that any stock split, extraordinary dividend, stock dividend, distribution (other than ordinary cash dividends), recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event equitably requires such an adjustment. The Compensation Committee, however, may not amend an outstanding award for the sole purpose of reducing its exercise price.

CHANGE OF CONTROL. Upon a "Change of Control," as defined in the Plan, as determined by the Compensation Committee, the Compensation Committee, may, in
its discretion, accelerate, purchase, adjust, modify or terminate awards or cause awards to be assumed by the surviving corporation in a corporate transaction. To the extent necessary to comply with the requirements of Section
409A of the Code, the Compensation Committee may delay the distribution of benefits that would otherwise be triggered under the change of control provisions of the Plan.

AMENDMENT AND TERMINATION. The Plan may be further amended or terminated by the
Compensation Committee at any time, provided that no amendment that would require shareholder approval under applicable law or regulation (including the rules of any exchange on which the shares are listed for trading) or under the
Code, including but not limited to Section 162(m), may become effective without shareholder approval, and, provided further, that no amendments to the Plan will permit the Company to re-price any outstanding awards. A termination, suspension or amendment of the Plan may not adversely affect the rights of any participant with respect to a previously granted award, without the participant's written consent.

DURATION. The Plan will terminate on December 28, 2015, unless terminated earlier by the board.

UNFUNDED PLAN. The Plan is intended to constitute an unfunded plan for long-term incentive compensation. Nothing in the Plan shall give the participant any rights greater than those of a general creditor.

RIGHT OF OFFSET. The Plan provides that if a participant is indebted to the
Firm, the Firm has the right to offset such amount against its obligation to deliver cash or shares under an award.

                                       33

ACCOUNTING IMPACT

Equity incentives are generally expensed under SFAS 123 or SFAS 123R over the required service period for the award, which means the expenses related to equity incentives will reduce income in future years.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the Plan.
This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different.

NON-QUALIFIED STOCK OPTIONS. Generally, a participant will not recognize taxable income on the grant of a non-qualified stock option provided the exercise price of the option is equal to the fair market value of the underlying stock at the time of grant. Upon the exercise of a non-qualified stock option, a participant will recognize ordinary income in an amount equal to the difference between the fair market value of the Company's common stock received on the date of exercise and the option cost (number of shares purchased multiplied by the exercise price per share). The participant will recognize ordinary income upon the exercise of the option even though the shares acquired may be subject to further restrictions on sale or transferability. Except as provided under "Certain
Limitations on Deductibility of Executive Compensation" below, the Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the participant upon exercise.

Generally, upon a subsequent sale of shares acquired in an option exercise, the difference between the sale proceeds and the cost basis of the shares sold will be taxable as a capital gain or loss, including any sale of shares freed from sale restrictions to fund the payment of taxes incurred at exercise.

INCENTIVE STOCK OPTIONS (ISOS). No taxable income is recognized by a participant on the grant of an ISO. If a participant exercises an ISO in accordance with the terms of the ISO and does not dispose of the shares acquired within two years from the date of the grant of the ISO nor within one year from the date of exercise, the participant will be entitled to treat any gain related to the exercise of the ISO as capital gain (instead of ordinary income), and the
Company will not be entitled to a deduction by reason of the grant or exercise of the ISO. If a participant holds the shares acquired for at least one year from the exercise date and does not sell or otherwise dispose of the shares for at least two years from the grant date, the participant's gain or loss upon a subsequent sale will be long-term capital gain or loss equal to the difference between the amount realized on the sale and the participant's basis in the shares acquired. If a participant sells or otherwise disposes of the shares acquired without satisfying the required minimum holding period, such
"disqualifying disposition" will give rise to ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date (or, if less, the amount realized upon disqualifying disposition) over the participant's tax basis in the shares acquired. Additionally, the exercise of an
ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant. Except as provided under "Certain
Limitations on Deductibility of Executive Compensation" below, the Company will ordinarily be entitled to a deduction equal to the amount of the ordinary income resulting from a disqualifying disposition.

STOCK APPRECIATION RIGHTS (SARS). The Plan provides that only stock settled SARs with an exercise price equal to the fair market value of the Company's common stock on the date of grant may be granted to participants who are U.S.
taxpayers. Generally, participants who are U.S. taxpayers will not recognize taxable income upon the grant of a stock settled SAR, but will recognize ordinary income upon the exercise of a stock settled SAR in an amount equal to the difference between the fair market value of the Company's common stock received from the exercise of the SAR and the amount, if any, paid by the participant in connection with the exercise of the SAR. The participant will recognize ordinary income upon the exercise of a SAR regardless of whether the shares of the Company's common stock acquired upon the exercise of the SAR are subject to further restrictions on sale or transferability. The participant's basis in the shares will be equal to the ordinary income attributable to the exercise and the amount, if any, paid in connection with the exercise of the
SAR. The participant's holding period for shares acquired pursuant to the exercise of a SAR begins on the exercise date. Except as provided under "Certain
Limitations on Deductibility of Executive Compensation" below, upon the exercise of a SAR, the Company will ordinarily be entitled to a deduction in the amount of the ordinary income recognized by the participant.

                                       34

RESTRICTED STOCK. A participant generally will not be taxed at the time of a restricted stock award but will recognize taxable income when the award vests or otherwise is no longer subject to a substantial risk of forfeiture. The amount of taxable income will be the fair market value of the shares at that time.
Participants may elect to be taxed at the time of grant by making an election under Section 83(b) of the Code within 30 days of the award date. If a restricted stock award subject to the Section 83(b) election is subsequently canceled, no deduction or tax refund will be allowed for the amount previously recognized as income.

Unless a participant makes a Section 83(b) election, dividends paid to a participant on shares of an unvested restricted stock award will be taxable to the participant as ordinary income. If the participant made a Section 83(b)
election, the dividends will be taxable to the participant as dividend income, which is subject to the same rate as capital gains income.

Except as provided under "Certain Limitations on Deductibility of Executive
Compensation" below, the Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant. Unless a participant has made a Section 83(b) election, the Company will also be entitled to a deduction, for federal income tax purposes, for dividends paid on unvested restricted stock awards.

DEFERRED STOCK. A participant will generally not recognize taxable income on the grant of a deferred stock award until shares subject to the award are distributed. The amount of this ordinary income will be the fair market value of the shares of the Company's common stock on the date of distribution. Any dividend equivalents paid on the unvested deferred stock awards are taxable as ordinary income when paid to the participant.

Except as provided under "Certain Limitations on Deductibility of Executive
Compensation" below, the Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant. The Company will also be entitled to a deduction, for federal income tax purposes, on any dividend equivalent payments made to the participant.

STOCK UNITS. Awards of stock units that are subject to a substantial risk of forfeiture are treated, for federal income tax purposes, in substantially the same manner as deferred stock awards described above.

STOCK AWARDS. A participant will recognize taxable income on the grant of unrestricted stock, in an amount equal to the fair market value of the shares on the grant date. Except as provided under "Certain Limitations on Deductibility of Executive Compensation" below, the Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the participant.

WITHHOLDING. The Company and each subsidiary that participates in the Plan retains the right to deduct or withhold, or require the participant to remit to his or her employer, an amount sufficient to satisfy federal, state and local and foreign taxes, required by law or regulation to be withheld with respect to any taxable event as a result of the Plan.

CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION. With certain exceptions, Section 162(m) of the Code limits the deduction to the Company for compensation paid to certain executive officers to $1 million per executive per taxable year unless such compensation is considered "qualified performance-based compensation" within the meaning of Section 162(m) or is otherwise exempt from
Section 162(m). The Plan is designed so that options and SARs qualify for this exemption, and it permits the Compensation Committee to grant other awards designed to qualify for this exemption.

The accelerated vesting of awards under the Plan upon a change of control of the
Company could result in a participant being considered to receive "excess parachute payments" (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. The Company would not be able to deduct the excess parachute payments made to a participant.

REGISTRATION

The Company will seek to file a registration statement for the securities issuable pursuant to the Plan as soon as practicable after shareholder approval is received.

                                       35

NEW PLAN BENEFITS

Awards under the Plan, as amended, will be made at the discretion of the
Administrator. All employees and directors of the Company are eligible to participate in the Plan. As of [September 1, 2006], under the Plan, we have granted nonincentive stock options to purchase an aggregate of 2,735,000 shares of common stock to ten persons, all of whom are employees of the Company.
Because future awards under the Plan will be granted in the discretion of the
Administrator, the type, number, recipients, and other terms of such awards cannot be determined at this time.

The table below summarizes awards granted under the Plan during fiscal year ended 2005 and through the period ended [September 1, 2006]. This information may not be indicative of the total awards that will be made under the Plan in fiscal year 2006 or in subsequent periods, because the Administrator may make decisions on additional awards over the course of fiscal year 2006. The table does not include stock options granted outside of the Plan. The dollar values of the options was determined by multiplying the number of stock options by the difference between the fair market value of a share of common stock underlying an option and the exercise price of the option. The last reported sales price per share of our common stock as reported by the OTC Bulletin Board on [August
25, 2006], was $0.19.

Name and Position                                Dollar Value ($)  Number of Options
-----------------                                ----------------  -----------------

Roman Rozenberg, Chief Executive Officer                $0              500,000
Ivan Railyan, President and Chairman                    $0              500,000
Dan Brecher, Managing Director and Treasurer            $0              500,000
Eric M. Weiss, Chief Financial Officer                  $0              375,000
Dmitry Vilbaum, Chief Operating Officer                 $0              300,000
Kenneth Oh, Secretary                                   $0              250,000
Executive Group (6 persons)                             $0            2,425,000
Non-Executive Director Group (0 persons)                $0                    0
Non-Executive Officer Employee Group (4 persons)        $0              310,000

REQUIRED VOTE

The affirmative vote of a majority of the shares entitled to vote on the proposal is required to approve the Plan.

RECOMMENDATION OF BOARD

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
                               APPROVE THE PLAN.

                                       36

                              SHAREHOLDER PROPOSALS

Shareholder proposals for inclusion in our 2007 Annual Meeting and related proxy materials must be received by January 31, 2007. The submission of a shareholder proposal does not guarantee that it will be included in the Company's Proxy
Statement. Proposals for inclusion in our Proxy Statement or for presentation at the Annual Meeting must be submitted to us in writing at c/o CompuPrint, Inc.,
99 Park Avenue, 16th Floor, New York, New York 10016, Attention: Corporate
Secretary. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934. We did not receive any shareholder proposals in connection with this Proxy
Statement and our Annual Meeting.

                                  ANNUAL REPORT

We will mail without charge, upon written request, a copy of our annual report on Form 10-KSB, including the financial statements, schedules, and list of exhibits. Requests should be sent to: CompuPrint, Inc., 99 Park Avenue, 16th
Floor, New York, New York 10016, Attn.: Investor Relations.

                     COMMUNICATIONS WITH BOARD OF DIRECTORS

Our annual meeting of shareholders provides an opportunity for shareholders to ask questions of, or otherwise communicate directly with, members of the Board of Directors on appropriate matters. In addition, a shareholder wishing to communication with any of our directors regarding CompuPrint, Inc. may write to the director or directors at: Attn.: Corporate Secretary, CompuPrint, Inc., 99
Park Avenue, 16th Floor, New York, New York 10016. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be inappropriate for submission to the intended recipient(s). Examples of Shareholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company's business or communications that relate to improper or irrelevant topics. The independent directors of the Board review and approve the Shareholder's communication process periodically to ensure effective communication with Shareholders.

                         HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

A number of banks and brokers with account holders who are shareholders of
CompuPrint household the Company's proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to Investor Relations, CompuPrint, Inc., 99 Park
Avenue, 16th Floor, New York, New York 10016, or contact Investor Relations,
CompuPrint, Inc. at (212) 286-9197. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

                                       37

                             OTHER ACTION AT MEETING

Our Board of Directors knows of no other matters, except the proposals in this
Proxy Statement, for shareholder action at the Special Meeting. However, if other matters do properly come before the Special Meeting or any adjournments or postponements, the Board of Directors intends that the shareholders at the meeting will vote upon such matters in accordance with their best judgment.

                                      By Order of the Board of Directors

                                      /s/ Ivan Railyan
                                      Ivan Railyan, President and Chairman

New York, New York
[September 1, 2006]

ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING
PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THANK YOU FOR YOUR PROMPT
ATTENTION TO THIS MATTER.

                                       38

                                                                       Exhibit A

                          CERTIFICATE OF INCORPORATION

                                       OF

                   TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

     The undersigned, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware
(particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the
"General Corporation Law of the State of Delaware"), hereby certifies that:

     FIRST: The name of the corporation (hereinafter called the "corporation")
is Terra Energy & Resource Technologies, Inc..

     SECOND: The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 2711
Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle; and
the name of the registered agent of the corporation in the State of Delaware at such address is Corporation Service Company.

     THIRD: The nature of the business and the purposes to be conducted and promoted by the corporation are as follows: to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the
State of Delaware.

     FOURTH: (a) The total number of shares of stock which the corporation shall have authority to issue is 101,000,000 of which (i) 100,000,000 shares shall be shares of common stock, par value $0.0001 per share, and (ii) 1,000,000 shares shall be shares of preferred stock, par value $0.0001 per share, issuable in one or more series as hereinafter provided.

             (b) Preferred Stock. The Board of Directors is expressly authorized to provide for the issue of all or any shares of the preferred stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the Delaware
General Corporation Law. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (the "Voting
Stock"), voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

             (c) Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common
Stock shall exclusively possess all voting power and each share of common stock shall have one vote."

     FIFTH: The name and the mailing address of the incorporator are as follows:

                           NAME            MAILING ADDRESS
                           Kenneth Oh      Law Offices of Dan Brecher
                                           99 Park Avenue, 16th Floor
                                           New York, NY 10016

                                       39

     SIXTH: The corporation elects not to be governed by Section 203 of the
General Corporation Law of the State of Delaware.

     SEVENTH: The corporation is to have perpetual existence.

     EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     NINTH: For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation, and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

          1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws. The phrase "whole
     Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there were no vacancies. No election of directors need be by written ballot.

          2. After the original or other Bylaws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of
     Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the corporation may be exercised by the Board of Directors of the corporation;
     provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State
     of Delaware shall be set forth in an initial Bylaw or in a Bylaw adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

          3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of Section 242 of the
     General Corporation Law of the State of Delaware shall otherwise require;
     provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

                                       40

     TENTH: The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of
Delaware, as the same may be amended and supplemented.

     ELEVENTH: The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of
Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

     TWELFTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered, or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this
Article TWELFTH.

     IN WITNESS WHEREOF, the undersigned, being the incorporator herein before named, has executed signed and acknowledged this certificate of incorporation this 30th day of August, 2006.

                                           /S/ Kenneth Oh
                                           ------------------------
                                           Kenneth Oh, Incorporator

                                       41

                                                                       Exhibit B

                                     BYLAWS

                                       OF

                   TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.
                            (a Delaware corporation)

                                  -------------

                                    ARTICLE I

                                  STOCKHOLDERS

     1. CERTIFICATES REPRESENTING STOCK. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the
Chairperson or Vice-Chairperson of the Board of Directors, if any, or by the
President or a Vice-President and by the Treasurer or an Assistant Treasurer or
the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

     Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the
General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted
conspicuously on the certificate representing such shares.

     The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or such owner's legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

     2. UNCERTIFICATED SHARES. Subject to any conditions imposed by the General
Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

     3. FRACTIONAL SHARE INTERESTS. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of
Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or

                                       42

uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

     4. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by the registered holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

     5. RECORD DATE FOR STOCKHOLDERS. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the
Board of Directors and prior action by the Board of Directors is required by the
General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     6. MEANING OF CERTAIN TERMS. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

                                       43

     7. STOCKHOLDER MEETINGS.

     a. TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

     b. PLACE. Annual meetings and special meetings may be held at such place, either within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of
Delaware. The board of directors may also, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the
Delaware General Corporation Law. If a meeting by remote communication is authorized by the board of directors in its sole discretion, and subject to guidelines and procedures as the board of directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication participate in a meeting of stockholders and be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (a) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (b) the corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and
(c) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

     c. CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

     d. NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, which shall state the place, if any, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.
The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General
Corporation Law, the written notice of any meeting shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Whenever notice is required to be given under the Delaware General Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

                                       44

     e. STOCKHOLDER LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.
Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.
The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

     f. CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chairperson of the Board, if any, the Vice-Chairperson of the Board,
if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairperson to be chosen by the stockholders. The Secretary of the corporation, or in such Secretary's absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairperson of the meeting shall appoint a secretary of the meeting.

     g. PROXY REPRESENTATION. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy provides for a longer period. A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder's authorized officer, director, employee or agent signing such writing or causing such person's signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. A stockholder may also authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making the determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to
Section 212(c) of the Delaware General Corporation Law may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

     h. INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. The

                                       45

inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors. Except as may otherwise be required by subsection (e)
of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

     i. QUORUM. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

     j. VOTING. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

     8. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as any provision of the
General Corporation Law may otherwise require, any action required by the
General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper shall be delivered to the corporation by delivery to its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

                                   ARTICLE II

                                    DIRECTORS

     1. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase "whole board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

                                       46

     2. QUALIFICATIONS AND NUMBER. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of three persons. Thereafter the number of directors constituting the whole board shall be not less than three nor more than nine. Subject to the foregoing limitation and except for the first Board of
Directors, such number may be fixed from time to time by action of the stockholders or of the directors. The number of directors may be increased or decreased by action of the stockholders or of the directors.

     3. ELECTION AND TERM. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of
Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

     4. MEETINGS.

     a. TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

     b. PLACE. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

     c. CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairperson of the Board, if any, the Vice-Chairperson of the Board, if
any, or the President, or of a majority of the directors in office.

     d. NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Whenever notice is required to be given under the Delaware General
Corporation Law, certificate of incorporation or bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

     e. QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated
shall not be construed as conflicting with any provisions of the General
Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

                                       47

     f. Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     g. CHAIRPERSON OF THE MEETING. The Chairperson of the Board, if any and if
present and acting, shall preside at all meetings. Otherwise, the
Vice-Chairperson of the Board, if any and if present and acting, or the
President, if present and acting, or any other director chosen by the Board, shall preside.

     5. REMOVAL OF DIRECTORS. Except as may otherwise be provided by the General
Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     6. COMMITTEES. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation.
The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of
Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the
Board, shall have and may exercise all the powers and authority of the Board of
Directors in the management of the business and affairs of the corporation with the exception of any power or authority the delegation of which is prohibited by
Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

     7. WRITTEN ACTION. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

                                   ARTICLE III

                                    OFFICERS

     The officers of the corporation shall include a President, a Secretary, and a Treasurer, and the Board of Directors, in its discretion, may also choose a
Chairperson of the Board, a Vice-Chairperson of the Board, a Managing Director,
a Chief Executive Officer, a Chief Financial Officer, a Chief Operating Officer,
an Executive Vice-President, one or more other Vice-Presidents, one or more
Assistant Secretaries, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing such officer, no officer other than the Chairperson or Vice-Chairperson of the
Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine. In its discretion, the Board of
Directors may leave unfilled any office except that of President, Treasurer and
Secretary. Election of an officer or agent shall not of itself create contract rights between the corporation and such officer or agent.

     Unless otherwise provided in the resolution choosing such officer, each officer shall be chosen for a term which shall continue until the meeting of the
Board of Directors following the next annual meeting of stockholders and until such officer's successor shall have been chosen and qualified.

     All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in these Bylaws and in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional

                                       48

authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant
Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to such Secretary or Assistant Secretary. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

     The following named officers shall have the following special powers and duties:

     (a) Chairman of the Board. The Board of Directors shall designate a chairman of the board. The Chairman of the Board shall preside over the meetings of the Board of Directors and of the stockholders at which he shall be present.
The Chairman of the Board shall perform such other duties as may be assigned to him by the Board of Directors.

     (b) President. The President shall be charged with supervision of the offices of the Corporation and of its personnel, shall have responsibility for the general and active management of the business of the Corporation, and shall see that all the orders and resolutions of the Board of Directors are carried into effect, subject, however, to the right of the Board of Directors to delegate any specific powers to any other officer(s) of the Corporation. In the absence of both the Chairman and the Vice Chairman, the President shall preside over meetings of the Board of Directors. At the direction of the Board of
Directors, the President may assume charge and supervision of the offices of the
Corporation and of its personnel and may actively supervise and direct the conduct of its business. He shall also perform such other duties as may be assigned to him by the Board of Directors. The President may also execute contracts in the name of the Corporation and appoint and discharge agents and employees.

     (c) Chief Executive Officer. The Chief Executive Officer shall have primary responsibility for the general and active management of the business of the
Corporation, and shall see that all the orders and resolutions of the Board of
Directors are carried into effect, subject, however, to the right of the Board of Directors to delegate any specific powers to any other officer(s) of the
Corporation. At the direction of the Board of Directors, the Chief Executive
Officer shall assume charge and supervision of the offices of the Corporation and of its personnel and shall actively supervise and direct the conduct of its business. He shall also perform such other duties as may be assigned to him by the Board of Directors. The Chief Executive Officer may also execute contracts in the name of the Corporation and appoint and discharge agents and employees.

     (d) Vice Chairman; Managing Director. The Board of Directors may designate a Vice Chairman and/or a Managing Director. Such person shall have the responsibilities and duties as set forth by the Board of Directors. The Vice
Chairman and/or Managing Director may also execute contracts in the name of the
Corporation.

     (e) Chief Financial Officer. The Board of Directors may designate a Chief
Financial Officer. The Chief Financial Officer shall have the responsibilities and duties as set forth by the Board of Directors.

     (f) Chief Operating Officer. The Board of Directors may designate a Chief
Operating Officer. The Chief Operating Officer shall have the responsibilities and duties as set forth by the Board of Directors.

     (g) Executive Vice President and Other Vice Presidents. The Board of
Directors may designate and appoint an Executive Vice President, who, in the absence or disability of the President, shall act in the stead and place, and shall discharge the duties of the President and possess the powers of the
President. At the direction of the Board of Directors or the President, he may assume charge and supervision of the offices of the Corporation and of its personnel and may actively supervise and direct the conduct of its business. He shall also perform such other duties as may be assigned to him by the Board of
Directors or the President as shall any other Vice Presidents of the
Corporation.

     The Board of Directors may designate and appoint such other Vice Presidents as it may, in its discretion, choose to do.

                                       49

     (h) Secretary - The Secretary shall keep the minutes of all meetings and record all votes of shareholders, the Board of Directors and committees in a book to be kept for that purpose. He shall give or cause to be given any required notice of meetings of shareholders, the Board of Directors or any committee, and shall be responsible for preparing or obtaining from a transfer agent appointed by the Board, the list of shareholders required by these Bylaws.
He shall be the custodian of the seal of the Corporation and shall affix or cause to be affixed the seal to any instrument requiring it and attest the same and exercise the powers and perform the duties incident to the office of
Secretary subject to the direction of the Board of Directors.

     (i) Treasurer - Subject to the direction of the Board of Directors, the
Treasurer shall have charge of the general supervision of the funds and securities of the Corporation and the books of account of the Corporation and shall exercise the powers and perform the duties incident to the office of the
Treasurer subject to the direction of the Board of Directors. In the absence or disability of the Treasurer or when specifically authorized by the Board of
Directors, the President, the Chief Executive Officer, or the Secretary may
perform all or any of the duties of the Treasurer herein set forth and such other duties as may be assigned by the Board of Directors, the Chief Executive
Officer or the President.

     (j) Other Officers - All other officers, if any, shall have such authority and shall perform such duties as may be specified from time to time by the Board of Directors.

                                   ARTICLE IV

                                 CORPORATE SEAL

     The corporate seal shall be in such form as the Board of Directors shall prescribe.

                                    ARTICLE V

                                   FISCAL YEAR

     The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

                                   ARTICLE VI

                               CONTROL OVER BYLAWS

     Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

                                       50

                                                                       Exhibit C

                                     BYLAWS

                                       OF

                                COMPUPRINT, INC.

                                    ARTICLE I
                                     OFFICES

     SECTION 1. PRINCIPAL OFFICE: The principal office of the corporation shall be located in Catawba County, North Carolina.

     SECTION 2. REGISTERED OFFICE: The registered office of the corporation required by law to be maintained in the State of North Carolina may be, but need not be, identical with the principal office.

                                   ARTICLE II

     SECTION 1. PLACE OF MEETINGS: All meetings of shareholders shall be held at the principal office of the Corporation, or at such other place, either within or without the State of North Carolina, as shall be designated in the notice of the meeting or agreed upon by a majority of the shareholders entitled to vote thereat.

     SECTION 2. ANNUAL MEETINGS: The annual meeting of the shareholders shall be at the office of the corporation at 10:00 o'clock a.m. on the second Thursday in
January, if not a legal holiday, but if a legal holiday, then on the next day following, not a legal holiday, for the purpose of electing directors of the corporation and for the transaction of such business as may properly be brought before the meeting.

     SECTION 3. SUBSTITUTE ANNUAL MEETING: If the annual meeting shall not be held on the day designated by these bylaws, a substitute annual meeting may be called in accordance with the provisions of Section 4 of this Article. A meeting so called shall be designated and treated for all purposes as the annual meeting.

     SECTION 4. SPECIAL MEETINGS: Special meetings of the shareholders may be called at any time by the President, Secretary or Board of Directors of the
corporation, or by any shareholder pursuant to the written request of the holders of not less than one-tenth of all shares entitled to vote at the meeting.

     SECTION 5. NOTICE OF MEETING: Written or printed notice stating the time and place of the meeting shall be delivered not less than ten days nor more than fifty days before the date thereof, either personally or by mail, by or at the direction of the President, the Secretary, or other person calling the meeting, to each shareholder of record entitled to vote at such meeting.

     In case of an annual or substitute annual meeting, the notice of meeting need not specifically state the business to be transacted thereat unless it is a matter other than election of directors, on which the vote of shareholders is expressly required by the provisions of the North Carolina Business Corporation
Act. In the case of a special meeting, the notice of meeting shall specifically state the purpose or purposes for which the meeting is called.

     When a meeting is adjourned for thirty days or more, notice of the adjournment shall be given as in the case of an original meeting. When a meeting is adjourned for less than thirty days in any one adjournment, it is not necessary to give any notice of the adjourned meeting other than by announcement at the meeting at which the adjournment is taken.

     SECTION 6. QUORUM: The holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at meetings of shareholders. If there is no quorum at the opening of a meeting

                                       51

of shareholders, such meeting may be adjourned from time to time by the vote of a majority of the shares voting on the motion to adjourn; and, at any adjourned meeting at which a quorum is present, any business may be transacted at the original meeting.

     The shareholders at a meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     SECTION 7. VOTING OF SHARES: Each outstanding share having voting rights shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

     Except in the election of directors, the vote of a majority of the shares voted on any matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders on the matter, unless the vote of a greater number is required by law or by the charter or bylaws of this corporation.
Voting on all matters except the election of directors shall be by voice or by a show of hands unless the holders of one-tenth of shares represented at the meeting shall, prior to the voting on any matter, demand a ballot vote on that particular matter.

     SECTION 8. INFORMAL ACTION BY SHAREHOLDERS: Any action which may be taken at a meeting of the shareholders may be taken without a meeting of a consent in writing, setting forth the action so taken, shall be signed by all of the persons who would be entitled to vote upon such action at a meeting, and filed with the Secretary of the Corporation to be kept in the Corporate Minute Book.

                                   ARTICLE III
                                    DIRECTORS

     SECTION 1. GENERAL POWERS: The business and affairs of the corporation shall be managed by the Board of Directors or by such Executive Committee as the
Board may establish pursuant to these bylaws.

     SECTION 2. NUMBER, TERM AND QUALIFICATIONS: The number of directors of the corporation shall be not less than two nor more than nine. Each director shall hold office until his death, resignation, retirement, removal, disqualification, or his successor is elected and qualifies. Directors need not be residents of the State of North Carolina or shareholders of the corporation.

     SECTION 3. ELECTION OF DIRECTORS: Except as provided in Section 6 of this
Article, the directors shall be elected at an annual meeting of shareholders;
and these persons who receive the highest number of votes shall be deemed to have been elected. If any shareholder so demands, election of directors shall be by ballot.

     SECTION 4. CUMULATIVE VOTING: Every shareholder entitled to vote at an election of directors shall have the right to vote the number of shares standing on record in his name for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his voting by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principal among any number of such candidates. This right of cumulative voting shall be exercised unless one shareholder or proxy holder announces in open meeting, before the voting for the directors shall start, his intention so to vote cumulatively; and if such announcement is made, the chair shall declare that all shares entitled to vote have the right to vote cumulatively and shall thereupon grant a recess of not less than one or more that four hours, a he shall determine, or of such period of times as is unanimously then agreed upon.

     SECTION 5. REMOVAL: Directors may be removed from office with or without cause by a vote of shareholders holding a majority of the shares entitled to vote at an election of directors. However, unless the entire Board is removed, an individual director may not be removed if the number of shares voting against the removal would be sufficient to elect a director if such shares were voted cumulatively at an annual election. If any directors are so removed, new directors may be elected at the same meeting.

     SECTION 6. VACANCIES: A vacancy occurring in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum or by the sole remaining director; but a vacancy created by an

                                       52

increase in the authorized number of directors shall be filled only by election at any annual meeting or at a special meeting of shareholders called for that purpose. The shareholders may elect a director at any time to fill any vacancy not filled by the directors.

     SECTION 7. COMPENSATION: The Board of Directors may compensate directors for their services as such and may provide for the payment of all expenses incurred by directors in attending regular and special meetings of the Board.

                                   ARTICLE IV
                              MEETINGS OF DIRECTORS

     SECTION 1. REGULAR MEETINGS: A regular meeting of the Board of Directors shall be held immediately after, at the same place, as the annual meeting of shareholders. In addition, the Board of Directors may provide, by resolution, the time and place, either within or without the State of North Carolina, for the holding of additional regular meetings.

     SECTION 2. SPECIAL MEETINGS: Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. Such meetings may be held either within or without the State of North Carolina.

     SECTION 3. NOTICE OF MEETINGS: Regular meetings of the Board of Directors may be held without notice.

     The person or persons calling a special meeting of the Board of Directors shall, at least two days before the meeting, give notice thereof by any usual means of communication. Such notice need not specify the purpose for which the meeting is called.

     SECTION 4. QUORUM: A majority of the directors fixed by these bylaws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

     SECTION 5. MANNER OF ACTING: Except as otherwise provided in this section, the act of the majority of the directors present shall be the act of the Board of Directors.

     The vote of a majority of the number of directors fixed by these bylaws shall be required to adopt a resolution constituting an executive committee. The vote of a majority of the directors then holding office shall be required to adopt, amend, or repeal a bylaw, or to adopt a resolution dissolving the corporation without action by the shareholders. Vacancies in the Board of
Directors may be filled as provided in Article III, Section 6, of these bylaws.

     SECTION 6. INFORMAL ACTION BY DIRECTORS: Action taken by a majority of the directors without a meeting is nevertheless Board action if written consent to the action in question is signed by all of the proceedings of the Board, whether done before or after the action is taken.

                                    ARTICLE V
                                    OFFICERS

     SECTION 1. NUMBER: The officers of the corporation shall consist of a
President, a Vice-President, a Secretary, and a Treasurer. Any two or more offices may be held by the same person, except the offices of President and
Secretary.

     SECTION 2. ELECTION AND TERM: Election of officers of the corporation shall be by the Board of Directors. Such elections may be held at any regular or special meeting of the Board. Each officer shall hold office until his death, resignation, retirement, removal, disqualification, or his successor is elected and qualifies.

                                       53

     SECTION 3. REMOVAL: Any officer or agent elected or appointed by the Board may be removed by the Board with or without cause; but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     SECTION 4. COMPENSATION: The compensation of all officers of the corporation shall be fixed by the Board of Directors.

     SECTION 5. PRESIDENT: The President shall be the principal executive officer of the corporation and, subject to the control of the Board of
Directors, shall supervise and control the management of the corporation, in accordance with these bylaws. He shall, when present, preside at all meetings of shareholders. He shall sign, with any other proper officer, certificates for shares of the corporation and any deeds, mortgages, bonds, contracts, or other instruments which may be lawfully executed on behalf of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be delegated by the Board of Directors to some other officer or agent; and, in general, he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

     SECTION 6. VICE PRESIDENT: The Vice President, in the absence or disability of the President, shall perform the duties and exercise the powers of that office. In addition, he shall perform such other duties and have such powers as the Board of Directors shall prescribe.

     SECTION 7. SECRETARY: The Secretary shall keep accurate records of the acts and proceedings of all meetings of shareholders and directors.

     He shall give all notices required by law and by these bylaws. He shall have general charge of the corporate books and records and of the corporate seal, and he shall affix the corporate seal to any lawfully executed instrument requiring it. He shall have general charge of the stock transfer books of the corporation and shall keep, at the registered or principal office of the corporation, a record of shareholders showing the name and address of each shareholder and the number of and class of the shares held by each. He shall sign such other instruments as may require his signature, and, in general, shall perform all duties incident to the office of Secretary and such other duties as may be assigned to him from time to time by the President or by the Board of
Directors.

     SECTION 8. TREASURER: The Treasurer shall have custody of all funds and securities belonging to the corporation and shall receive, deposit, or disburse the same under the direction of the Board of Directors. He shall keep full and accurate accounts of the finances of the corporation in books especially provided for that purpose; and he shall cause a true statement of its assets and liabilities as of the close of each fiscal year and of the results of its operations and of changes in surplus for each fiscal year, all in reasonable detail, including particulars as to convertible securities then outstanding, to be made and filed at the registered or principal office of the corporation within four months after the end of such fiscal year. The statement so filed shall be kept available for inspection by any shareholder for a period of ten years; and the Treasurer shall mail or otherwise deliver a copy of the latest such statement to any shareholder upon his written request thereof. The
Treasurer shall, in general, perform all duties as may be assigned to him from time to time by the president or by the Board of Directors.

                                   ARTICLE VI
                        CONTRACTS, LOANS, DEPOSITS, ETC.

     SECTION 1. CONTRACTS: The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any such instrument on behalf of the corporation, and such authority may be general or confined to specific instances.

     SECTION 2. LOANS: No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     SECTION 3. CHECKS AND DRAFTS: All checks, drafts, or other orders for the payment of money issued in the name of the corporation shall be signed by such office or officers, agent, or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

                                       54

     SECTION 4. DEPOSITS: All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such depositories as the Board of Directors shall direct.

                                   ARTICLE VII
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

     SECTION 1. CERTIFICATES FOR SHARES: Certificates representing shares of the corporation shall be issued, in such form as the Board of Directors shall determine, to every shareholder for the fully paid shares owned by him. These certificates shall be signed by the President or any Vice President and the
Secretary or Treasurer. They shall be consecutively numbered or otherwise identified; and the name and address of the persons to whom they are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

     SECTION 2. TRANSFER OF SHARES: Transfer of shares shall be made on the stock transfer books of the corporation only upon surrender of the certificates for the shares sought to be transferred by the record holder thereof or by his duly authorized agent, transferee, or legal representative. All certificates surrendered for transfer shall be cancelled before new certificates for the transferred shares shall be issued.

     SECTION 3. CLOSING TRANSFER BOOKS AND FIXING RECORD DATED: For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or in order to make a determination of shareholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such a meeting.

     In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, not less than ten days immediately preceding the date on which the particular action, requiring such determination of shareholders, is to be taken.

     If the stock transfer books are not closed and no record date is fixed for the determination of the shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

     SECTION 4. LOST CERTIFICATES: The Board of Directors may authorize the issuance of new share certificates in place of a certificate claimed to have been lost or destroyed, upon receipt of an affidavit of such fact from the person claiming such issuance of a new certificate. The Board may require the claimant to give the corporation a bond in such sum as it may direct to indemnify the corporation against loss from any claim with respect to the certificate claimed to have been lost or destroyed; or the Board may, by resolution reciting that the circumstances justify such action, authorize the issuance of a new certificate without requiring such a bond.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

     SECTION 1. DIVIDENDS: The Board of Directors may from time to time declare, and the corporation may pay dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its charter.

     SECTION 2. SEAL: The corporate seal of the corporation shall consist of two concentric circles between which is the name of the Corporation and in the center of which is inscribed SEAL: and such seal, as impressed on the margin hereof is hereby adopted as the corporate seal of the corporation.

                                       55

     SECTION 3. WAIVER OF NOTICE: Whenever any notice is required to be given to any shareholder or director under the provisions of the North Carolina Business
Corporation Act or under the provisions of the charter or bylaws of this corporation, a waiver thereof in writing signed by the persons or person entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

     SECTION 4. FISCAL YEAR: Unless otherwise ordered by the Board of Directors, the fiscal year of the corporation shall be from January 1 through December 31.

     SECTION 5. AMENDMENTS: Except as otherwise provided herein, these bylaws may be amended or repealed and new bylaws may be adopted by the affirmative vote of a majority of the directors then holding office at any regular or special meeting of the Board of Directors.

                                       56

                                                                       Exhibit D

                          PLAN AND AGREEMENT OF MERGER

                                       OF

                                COMPURPINT, INC.
                         (a North Carolina corporation)

                                       AND

                   TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.
                            (a Delaware corporation)

     PLAN AND AGREEMENT OF MERGER entered into on [___________, 2006] by
COMPUPRINT, INC., a business corporation of the State of North Carolina, and approved by resolution adopted by its Board of Directors on said date, and entered into on [____________, 2006] by TERRA ENERGY & RESOURCE TECHNOLOGIES,
INC., a business corporation organized under the laws of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date.

     WHEREAS, all of the outstanding capital stock of TERRA ENERGY & RESOURCE
TECHNOLOGIES, INC. is owned by COMPUPRINT, INC.;

     WHEREAS, COMPUPRINT, INC. and TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.
and their respective stockholders and Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge COMPUPRINT, INC. with and into TERRA
ENERGY & RESOURCE TECHNOLOGIES, INC. pursuant to the provisions of the North
Carolina Business Corporation Act and pursuant to the provisions of the General
Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by
COMPUPRINT, INC. and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by TERRA ENERGY & RESOURCE TECHNOLOGIES,
INC. and approved by a resolution adopted by its Board of Directors, the Plan and Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Plan and Agreement set forth.

     1. COMPUPRINT, INC. and TERRA ENERGY & RESOURCE TECHNOLOGIES, INC. shall, pursuant to the provisions of the North Carolina Business Corporation Act and
the provisions of the General Corporation Law of the State of Delaware, be
merged with and into a single corporation, to wit, TERRA ENERGY & RESOURCE
TECHNOLOGIES, INC., which shall be the surviving corporation at the effective time and date of the merger, and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General
Corporation Law of the State of Delaware. The separate existence of COMPUPRINT,
INC., which is sometimes hereinafter referred to as the "terminating corporation", shall cease at the effective time and date of the merger in accordance with the provisions of the North Carolina Business Corporation Act.

     2. The certificate of incorporation of the surviving corporation as in force and effect at the effective time and date of the merger in the jurisdiction of its organization shall be the certificate of incorporation of said surviving corporation and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the laws of the jurisdiction of its organization. Article Fourth of the present
Certificate of Incorporation of the surviving corporation, relating to the authorized shares of said corporation, are hereby amended and changed so as to read as follows:

                                       57

          FOURTH: (a) The total number of shares of stock which the corporation shall have authority to issue is 101,000,000 of which (i) 100,000,000 shares shall be shares of common stock, par value $0.0001 per share, and
     (ii) 1,000,000 shares shall be shares of preferred stock, par value $0.0001 per share, issuable in one or more series as hereinafter provided.

          (b) Preferred Stock. The Board of Directors is expressly authorized to provide for the issue of all or any shares of the preferred stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the Delaware General Corporation Law. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

          (c) Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common
     Stock shall exclusively possess all voting power and each share of common stock shall have one vote."

     3. The present by-laws of the surviving corporation will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

     4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the first Board of
Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

     5. Each issued share of the terminating corporation shall, at the effective time of the merger, be converted into one share of the surviving corporation.
Separately, each issued share of the surviving corporation outstanding immediately prior to the effective time of the merger shall be cancelled at the effective time and date of the merger.

     Each issued warrant, option, right or other security of the terminating corporation shall, at the effective time of the merger, be converted, on a one-for-one basis for the same number of warrant, option, right or other security with no other changes in the terms and conditions thereof including exercise prices and the date and extent of exercisability, into a warrant, option, right or other security of the surviving corporation.

     6. The Plan of Merger herein made and approved shall be submitted to the shareholders of the terminating corporation for their approval or rejection in the manner prescribed by the provisions of the North Carolina Business
Corporation Act and to the shareholders of the surviving corporation for their approval or rejection in the manner prescribed by the laws of the jurisdiction of its organization.

     7. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the North Carolina Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of North Carolina and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of North Carolina and the State of Delaware and elsewhere to effectuate the merger herein provided for.

                                       58

     8. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

     9. Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of the terminating corporation shall be transferred to, vested in and devolve upon the surviving corporation without further act or deed and all property, rights, and every other interest in the surviving corporation and the terminating corporation shall be as of the effective date the property of the surviving corporation as they were of the surviving corporation and the terminating corporation, respectively. The terminating corporation hereby agrees from time to time, as and when requested by the surviving corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the surviving corporation may deem necessary or desirable in order to vest in and confirm to the surviving corporation title to and possession of any property of the terminating corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof, and the proper officers and directors of the terminating corporation and the proper officers and directors of the surviving corporation are fully authorized in the name of the terminating corporation or otherwise to take any and all such action.

     10. This Plan and Agreement of Merger and the legal relations between the parties shall be governed by and construed in accordance with the laws of the
State of Delaware.

     11. The effective time of this Plan and Agreement of Merger, and the time at which the merger herein agreed upon shall be the date on which Articles of
Merger are filed with the Secretary of State of the State of North Carolina and
a Certificate of Merger is filed with the Secretary of State of the State of
Delaware, whichever is later.

     IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated:  _____________, 2006

                           TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

                           By:
                              --------------------------------------------------
                                    Roman Rozenberg, Chief Executive Officer

                           COMPUPRINT, INC.

                           By:
                              --------------------------------------------------
                                    Roman Rozenberg, Chief Executive Officer

                                       59

                                                                       Exhibit E

                                   ARTICLE 13.
                               DISSENTERS' RIGHTS.

             PART 1. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES.

SS. 55-13-01.  DEFINITIONS.

In this Article:

(1)      "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
(2)      "Dissenter" means a shareholder who is entitled to dissent from corporate action under G.S. 55-13-02 and who exercises that right when and in the manner required by G.S. 55-13-20 through 55-13-28.
(3)      "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
(4)      "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances, giving due consideration to the rate currently paid by the corporation on its principal bank loans, if any, but not less than the rate provided in G.S. 24-1.
(5)      "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.
(6)      "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.
(7)      "Shareholder" means the record shareholder or the beneficial shareholder. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955,
         c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c.
         265, s. 1.)

SS. 55-13-02.  RIGHT TO DISSENT.

(a) In addition to any rights granted under Article 9, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

     (1)  Consummation of a plan of merger to which the corporation (other than a parent corporation in a merger whose shares are not affected under
          G.S. 55-11-04) is a party unless (i) approval by the shareholders of that corporation is not required under G.S. 55-11-03(g) or (ii) such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;
     (2)  Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, unless such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;
     (2a) Consummation of a plan of conversion pursuant to Part 2 of Article 11A of this Chapter;
     (3)  Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than as permitted by G.S.
          55-12-01, including a sale in dissolution, but not including a sale pursuant to court order or a sale pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed in cash to the shareholders within one year after the date of sale;
     (4)  An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it
          (i) alters or abolishes a preferential right of the shares; (ii)
          creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (iii) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than an amendment of the articles of incorporation permitting action without meeting to be taken by less than all

                                       60

          shareholders entitled to vote, without advance notice, or both, as provided in G.S. 55-7-04; (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under G.S. 55-6-04; or (vi) changes the corporation into a nonprofit corporation or cooperative organization; or
     (5)  Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) A shareholder entitled to dissent and obtain payment for his shares under this Article may not challenge the corporate action creating his entitlement, including without limitation a merger solely or partly in exchange for cash or other property, unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(c) Notwithstanding any other provision of this Article, there shall be no right of shareholders to dissent from, or obtain payment of the fair value of the shares in the event of, the corporate actions set forth in subdivisions (1),
(2), or (3) of subsection (a) of this section if the affected shares are any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or share exchange or the sale or exchange of property is to be acted on, were (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National
Association of Securities Dealers, Inc., or (ii) held by at least 2,000 record shareholders. This subsection does not apply in cases in which either:

     (1)  The articles of incorporation, bylaws, or a resolution of the board of directors of the corporation issuing the shares provide otherwise; or

     (2)  In the case of a plan of merger or share exchange, the holders of the class or series are required under the plan of merger or share exchange to accept for the shares anything except:

          a.   Cash;
          b.   Shares, or shares and cash in lieu of fractional shares of the surviving or acquiring corporation, or of any other corporation which, at the record date fixed to determine the shareholders entitled to receive notice of and vote at the meeting at which the plan of merger or share exchange is to be acted on, were either listed subject to notice of issuance on a national
               securities exchange or designated as a national market system security on an interdealer quotation system by the National
               Association of Securities Dealers, Inc., or held by at least
               2,000 record shareholders; or
          c.   A combination of cash and shares as set forth in sub-subdivisions
               a. and b. of this subdivision. (1925, c. 77, s. 1; c. 235; 1929,
               c. 269; 1939, c. 279; 1943, c. 270; G.S., ss. 55-26, 55-167;
               1955, c. 1371, s. 1; 1959, c. 1316, ss. 30, 31; 1969, c. 751, ss.
               36, 39; 1973, c. 469, ss. 36, 37; c. 476, s. 193; 1989, c. 265,
               s. 1; 1989 (Reg. Sess., 1990), c. 1024, s. 12.18; 1991, c. 645,
               s. 12; 1997-202, s. 1; 1999-141, s. 1; 2001-387, s. 26; 2003-157,
               s. 1.)

SS. 55-13-03.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

(a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters'
rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

     (1)  He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
     (2)  He does so with respect to all shares of which he is the beneficial shareholder. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955,
          c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c.
          265, s. 1.)

                                       61

SS.SS. 55-13-04 THROUGH 55-13-19.  RESERVED FOR FUTURE CODIFICATION PURPOSES.

              PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.

SS. 55-13-20.  NOTICE OF DISSENTERS' RIGHTS.

(a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this
Article and be accompanied by a copy of this Article.

(b) If corporate action creating dissenters' rights under G.S. 55-13-02 is taken without a vote of shareholders or is taken by shareholder action without meeting under G.S. 55-7-04, the corporation shall no later than 10 days thereafter notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in G.S.
55-13-22. A shareholder who consents to shareholder action taken without meeting under G.S. 55-7-04 approving a corporate action is not entitled to payment for the shareholder's shares under this Article with respect to that corporate action.

(c) If a corporation fails to comply with the requirements of this section, such failure shall not invalidate any corporate action taken; but any shareholder may recover from the corporation any damage which he suffered from such failure in a civil action brought in his own name within three years after the taking of the corporate action creating dissenters' rights under G.S. 55-13-02 unless he voted for such corporate action. (1925, c. 77, s. 1; c. 235; 1929, c. 269; 1939, c. 5;
c. 279; 1943, c. 270; G.S., ss. 55-26, 55-165, 55-167; 1955, c. 1371, s. 1;
1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1; 2002-58, s.
2.)

SS. 55-13-21.  NOTICE OF INTENT TO DEMAND PAYMENT.

(a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

     (1)  Must give to the corporation, and the corporation must actually receive, before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated;
          and
     (2)  Must not vote his shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his shares under this Article. (1925, c. 77, s. 1; 1943,
c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469,
ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-22.  DISSENTERS' NOTICE.

(a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is approved at a shareholders' meeting, the corporation shall mail by registered or certified mail, return receipt requested, a written dissenters' notice to all shareholders who satisfied the requirements of G.S. 55-13-21.

(b) The dissenters' notice must be sent no later than 10 days after shareholder approval, or if no shareholder approval is required, after the approval of the board of directors, of the corporate action creating dissenters' rights under
G.S. 55-13-02, and must:

     (1)  State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
     (2)  Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
     (3)  Supply a form for demanding payment;
     (4)  Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is mailed; and

                                       62

     (5)  Be accompanied by a copy of this Article. (1925, c. 77, s. 1; 1943, c.
          270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973,
          c. 469, ss. 36, 37; 1989, c. 265, s. 1; 1997-485, s. 4; 2001-387, s.
          27; 2002-58, s. 3.)

SS. 55-13-23.  DUTY TO DEMAND PAYMENT.

(a) A shareholder sent a dissenters' notice described in G.S. 55-13-22 must demand payment and deposit his share certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this Article. (1925, c. 77, s. 1; 1943, c. 270;
G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36,
37; 1989, c. 265, s. 1.)

SS. 55-13-24.  SHARE RESTRICTIONS.

(a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under G.S. 55-13-26.

(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action. (1925, c.
77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s.
39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-25.  PAYMENT.

(a) As soon as the proposed corporate action is taken, or within 30 days after receipt of a payment demand, the corporation shall pay each dissenter who complied with G.S. 55-13-23 the amount the corporation estimates to be the fair value of his shares, plus interest accrued to the date of payment.

(b) The payment shall be accompanied by:

     (1)  The corporation's most recent available balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of cash flows for that year, and the latest available interim financial statements, if any;
     (2)  An explanation of how the corporation estimated the fair value of the shares;
     (3)  An explanation of how the interest was calculated;
     (4)  A statement of the dissenter's right to demand payment under G.S.
          55-13-28; and
     (5)  A copy of this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s.
          55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss.
          36, 37; 1989, c. 265, s. 1; c. 770, s. 69; 1997-202, s. 2.)

SS. 55-13-26.  FAILURE TO TAKE ACTION.

(a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under G.S. 55-13-22 and repeat the payment demand procedure.
(1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c.
751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

                                       63

SS. 55-13-27.  RESERVED FOR FUTURE CODIFICATION PURPOSES.

SS. 55-13-28.  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH CORPORATION'S PAYMENT
OR FAILURE TO PERFORM.

(a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of the amount in excess of the payment by the corporation under G.S. 55-13-25 for the fair value of his shares and interest due, if:

     (1)  The dissenter believes that the amount paid under G.S. 55-13-25 is less than the fair value of his shares or that the interest due is incorrectly calculated;
     (2)  The corporation fails to make payment under G.S. 55-13-25; or
     (3)  The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

(b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing (i) under subdivision (a)(1)
within 30 days after the corporation made payment for his shares or (ii) under subdivisions (a)(2) and (a)(3) within 30 days after the corporation has failed to perform timely. A dissenter who fails to notify the corporation of his demand under subsection (a) within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment. (1925, c. 77, s. 1; 1943, c. 270; G.S., s.
55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37;
1989, c. 265, s. 1; 1997-202, s. 3.)

SS. 55-13-29.  RESERVED FOR FUTURE CODIFICATION PURPOSES.

                      PART 3. JUDICIAL APPRAISAL OF SHARES.

SS. 55-13-30.  COURT ACTION.

(a) If a demand for payment under G.S. 55-13-28 remains unsettled, the dissenter may commence a proceeding within 60 days after the earlier of (i) the date payment is made under G.S. 55-13-25, or (ii) the date of the dissenter's payment demand under G.S. 55-13-28 by filing a complaint with the Superior Court
Division of the General Court of Justice to determine the fair value of the shares and accrued interest. A dissenter who takes no action within the 60-day period shall be deemed to have withdrawn his dissent and demand for payment.

(a1) Repealed by Session Laws 1997-202, s. 4.

(b) Reserved for future codification purposes.

(c) The court shall have the discretion to make all dissenters (whether or not residents of this State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the complaint. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the superior court in which the proceeding is commenced under subsection (a) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The parties are entitled to the same discovery rights as parties in other civil proceedings. The proceeding shall be tried as in other civil actions. However, in a proceeding by a dissenter in a corporation that was a public corporation immediately prior to consummation of the corporate action giving rise to the right of dissent under G.S. 55-13-02, there is no right to a trial by jury.

(e) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation. (1925, c. 77, s. 1; 1943,
c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469,
ss. 36, 37; 1989, c. 265, s. 1; 1997-202, s. 4; 1997-485, ss. 5, 5.1.)

                                       64

SS. 55-13-31.  COURT COSTS AND COUNSEL FEES.

(a) The court in an appraisal proceeding commenced under G.S. 55-13-30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, and shall assess the costs as it finds equitable.

(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (1)  Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of G.S. 55-13-20 through 55-13-28; or
     (2)  Against either the corporation or a dissenter, in favor of either or any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Article.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited. (1925, c. 77, s. 1; 1943, c. 270; G.S., s.
55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37;
1989, c. 265, s. 1.)

                                       65

                                                                       Exhibit F

                               [COMPUPRINT, INC.]
                            2005 STOCK INCENTIVE PLAN
                           Adopted: December 29, 2005
                      [Subject to approval by Stockholders]
                       Termination Date: December 28, 2015

1.  Purpose

The purposes of the CompuPrint, Inc. 2005 Stock Incentive Plan (the "Plan") are
to: attract and retain Employees by providing compensation opportunities that are competitive with other companies; provide incentives to those Employees who contribute significantly to the long-term performance and growth of the Company and its Subsidiaries; and align Employees' long-term financial interests with those of the Company's stockholders.

2.  Effective Date

The effective date of this Plan is December 29, 2005, but no Award shall be exercised unless and until the Plan has been approved by the stockholders of the
Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

3.  Definitions

"Award" shall mean an Option, SAR or other form of Stock Award granted under the
Plan.

"Award Agreement" shall mean the paper or electronic document evidencing an
Award granted under the Plan.

"Board" shall mean the Board of Directors of the Company.

"Change of Control" shall have the meaning set forth in Section 13.

"Code" shall mean the Internal Revenue Code of 1986, as amended, including any rules and regulations promulgated thereunder.

"Committee" shall mean the Compensation Committee of the Board. If the Company's
securities are listed on a national securities exchange or a quotation system of a registered securities association, if and to the extent required the rules of such exchange or association, or if otherwise required by federal securities laws, the members of the Compensation Committee shall satisfy the requirements of Rule 16b-3 of the 1934 Act and who shall also qualify, and remain qualified, as "outside directors," as defined in Section 162(m) of the Code. If the Company does not have a Compensation Committee of the Board, the term "Committee" shall mean the full Board of Directors.

"Common Stock" shall mean the common stock of the Company, par value $0.0001 per share.

"Company" shall mean CompuPrint, Inc., a North Carolina corporation, and its
Subsidaries, and, except as otherwise specified in this Plan in a particular context, any successor thereto, whether by merger, consolidation, purchase of all or substantially all its assets or otherwise.

"Covered Employee" shall mean "covered employee" as such term is defined in
Section 162(m) of the Code.

"Deferred Stock" shall mean an Award payable in shares of Common Stock at the end of a specified deferral period that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(iv) and Section 7(d).

"Employee" shall have the meaning set forth in General Instruction A to the
Registration Statement on Form S-8 promulgated under the Securities Act of 1933, as amended, or any successor form or statute, as determined by the Committee.

                                       66

"Fair Market Value" shall mean, on any given date, in the case of a grant of an
Option or a SAR, the closing price of a share of Common Stock on the New York
Stock Exchange, NASDAQ, AMEX, OTCBB, or on any national securities exchange or quotation system on which the shares of Common Stock are then listed or quoted on such date, or, if the Common Stock is not so traded on such day, then on the next preceding day that the Common Stock was traded.

"ISO" shall mean an incentive stock option as defined in Section 422 of the
Code.

"Nonqualified Stock Option" shall mean an Option that is granted to a
Participant that is not designated as an ISO.

"Option" shall mean the right to purchase a specified number of shares of Common
Stock at a stated exercise price for a specified period of time subject to the terms, conditions and limitations described or referred to in Section 7(a) and
Section 7(d). The term "Option" as used in this Plan includes the terms
"Nonqualified Stock Option" and "ISO".

"Participant" shall mean an Employee who has been granted an Award under the
Plan.

"Plan Administrator" shall have the meaning set forth in Section 10.

"Restricted Stock" shall mean an Award of Common Stock that is subject to the terms, conditions, restrictions and limitations described or referred to in
Section 7(c)(iii) and Section 7(d).

"SAR" shall mean a stock appreciation right that is subject to the terms, conditions, restrictions and limitations described or referred to in Section
7(b) and Section 7(d).

"Section 16(a) Officer" shall mean an Employee who is subject to the reporting requirements of Section 16(a) of the 1934 Act.

"Stock Award" shall have the meaning set forth in Section 7(c)(i).

"Stock Payment" shall mean a stock payment that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(ii) and
Section 7(d).

"Stock Unit" shall mean a stock unit that is subject to the terms, conditions and limitations described or referred to in Section 7(c)(v) and Section 7(d).

"Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in
Section 424(f) of the Code, as amended from time to time. Notwithstanding the foregoing, the Committee, in its sole and absolute discretion, may determine that any entity in which the Company has a significant equity or other interest is a "Subsidiary."

"1934 Act" shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

4.  The Committee

     (a) Committee Authority. The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it deems appropriate, in its sole discretion, from time to time. The Committee's authority shall include, but not be limited to, the authority to (i) determine the type of Awards to be granted under the Plan; (ii)
select Award recipients and determine the extent of their participation; and
(iii) establish all other terms, conditions and limitations applicable to
Awards, Award programs and the shares of Common Stock issued pursuant thereto.
The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other determinations that it deems appropriate with respect to the administration of the Plan, subject to the limitations contained in Sections
4(d) and 7(d) and Section 409A of the

                                       67

Code with respect to all Participants, and subject to the provisions of Section
162(m) of the Code with respect to Covered Employees.

     (b) Administration of the Plan. The administration of the Plan shall be managed by the Committee. The Committee shall have the power to prescribe and modify, as necessary, the form of Award Agreement, to correct any defect, supply any omission or clarify any inconsistency in the Plan and/or in any Award
Agreement and to take such actions and make such administrative determinations that the Committee deems appropriate in its sole discretion. Any decision of the
Committee in the administration of the Plan, as described herein, shall be final, binding and conclusive on all parties concerned, including the Company, its stockholders and Subsidiaries and all Participants.

     (c) Delegation of Authority. To the extent permitted by applicable law, the
Committee may at any time delegate to one or more officers or directors of the
Company some or all of its authority over the administration of the Plan, with respect to persons who are not Section 16(a) Officers or Covered Employees.

     (d) Prohibition Against Repricing. Notwithstanding any provision of this
Plan to the contrary, in no event shall (i) any repricing (within the meaning of
U.S. generally accepted accounting principles or any applicable stock exchange rule) of Awards issued under the Plan be permitted at any time under any circumstances, or (ii) any new Awards be issued in substitution for outstanding
Awards previously granted to Participants if such action would be considered a repricing (within the meaning of U.S. generally accepted accounting principles or any applicable stock exchange rule).

     (e) Indemnification. No member of the Committee nor any other person to whom any duty or power relating to the administration or interpretation of the
Plan has been delegated shall be personally liable for any action or determination made with respect to the Plan, except for his or her own willful misconduct or as expressly provided by statute. The members of the Committee and its delegates shall be entitled to indemnification and reimbursement from the
Company. In the performance of its functions under the Plan, the Committee (and each member of the Committee and its delegates) shall be entitled to rely upon information and advice furnished by the Company's officers, accountants, counsel and any other party they deem appropriate, and neither the Committee nor any such person shall be liable for any action taken or not taken in reliance upon any such advice.

5.  Participation

     (a) Eligible Employees. Subject to Section 7(a)(i), the Committee shall determine which Employees shall be eligible to receive Awards under the Plan.

     (b) Participation by Subsidiaries. Employees of Subsidiaries may
participate in the Plan upon approval of Awards to such Employees by the
Committee. A Subsidiary's participation in the Plan may be conditioned upon the
Subsidiary's agreement to reimburse the Company for costs and expenses of such participation, as determined by the Company. The Committee may terminate the
Subsidiary's participation in the Plan at any time and for any reason. If a
Subsidiary's participation in the Plan shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except with the approval of the Committee, and the Committee shall determine, in its sole discretion, the extent to which Employees of the Subsidiary may continue to participate in the Plan with respect to previously granted Awards.
Unless the Committee determines otherwise, a Subsidiary's participation in the
Plan upon the sale or disposition of such Subsidiary to any person or entity that is not directly or indirectly controlled by the Company shall terminate;
provided, however, that such termination shall not relieve such Subsidiary of any of its obligations to the Company theretofore incurred by it under the Plan, except with the approval of the Committee. Notwithstanding the foregoing, unless otherwise specified by the Committee, upon any such Subsidiary ceasing to be under the direct or indirect control of the Company, the employees of such
Subsidiary shall be deemed to have terminated employment for purposes of the
Plan.

     (c) Participation outside of the United States. In order to facilitate the granting of Awards to Employees who are foreign nationals or who are employed outside of the U.S., the Committee may provide for such special terms and conditions, including, without limitation, substitutes for Awards, as the
Committee may consider

                                       68

necessary or appropriate to accommodate differences in local law, tax policy or custom. The Committee may approve any supplements to, or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for the purposes of this Section 5(c) without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority;
provided, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the intent and purpose of this Plan, as then in effect; and further provided that any such action taken with respect to a Covered Employee shall be taken in compliance with Section 162(m) of the Code.

6.  Available Shares of Common Stock

     (a) Shares Subject to the Plan. Common Stock issued pursuant to Awards granted under the Plan may be shares that have been authorized but unissued, or have been previously issued and reacquired by the Company, or both. Reacquired shares may consist of shares purchased in open market transactions or otherwise.
Subject to the following provisions of this Section 6, the maximum aggregate number of shares of Common Stock that may be issued to Participants pursuant to
Awards granted under the Plan shall be 5 million shares of Common Stock, provided that not more than 1 million shares may be issued as Awards of incentive stock options as defined by Section 422 of the Code.

     (a)(1) Evergreen Share Reserve Increase.

                  Notwithstanding Section 6(a) hereof and subject to the
provisions of Section 6(f) relating to adjustments, on the day of each annual meeting of stockholders of the Company (the "Calculation Date") for a period of nine (9) years, commencing with the annual meeting of stockholders in 2006, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by that number of shares equal to the five percent (5%) of the Diluted Shares Outstanding or such lesser number of shares as determined by the Board.

                  "Diluted Shares Outstanding" shall mean, as of any date, (1)
the number of outstanding shares of Common Stock of the Company on such
Calculation Date, plus (2) the number of shares of Common Stock issuable upon such Calculation Date assuming the conversion of all outstanding convertible securities, plus (3) the additional number of dilutive Common Stock equivalent shares outstanding as the result of any options or warrants outstanding during the fiscal year, calculated using the treasury stock method.

     (b) Forfeited Awards. Awards or portions of Awards made under the Plan which, at any time, are forfeited, expire or are canceled or settled without issuance of shares shall not count towards the maximum number of shares that may be issued under the Plan as set forth in Section 6(a) and shall be available for future Awards under the Plan.

     (c) Shares Used to Pay Exercise Price and Taxes. As may be permitted by the
Committee, if a Participant pays the exercise price of an Option by surrendering previously owned shares, or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld, and/or surrenders shares or has shares withheld to cover the withholding tax liability associated with an Option exercise or vesting of an Award, shares issued in respect of any Award equal in number to the number of surrendered and/or withheld shares shall not count towards the maximum number of shares that may be issued under the Plan as set forth in Section 6(a) and shall be available for future awards under the Plan.

     (d) Other Items Not Included in Allocation. The maximum number of shares that may be issued under the Plan as set forth in Section 6(a) shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of stock-denominated Awards that by their terms may be settled only in cash; or
(iii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become Employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company or a Subsidiary.

                                       69

     (e) Other Limitations on Shares that May be Granted under the Plan. Subject to Section 6(f), the aggregate number of shares of Common Stock that may be granted to any single individual during any calendar year in the form of Options and/or SARs shall not exceed 1 million.

     (f) Adjustments. In the event of any change in the Company's capital structure on account of any extraordinary dividend, stock dividend, stock split, reverse stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any other similar event affecting the Company's capital structure, the Committee may make such adjustments as it may deem appropriate to (i) the maximum number of shares of Common Stock that may be issued under the Plan as set forth in
Section 6(a); (ii) to the extent permitted under Section 162(m) of the Code, the maximum number of shares that may be granted pursuant to Section 6(e); (iii) the number or kind of shares subject to an outstanding Award; (iv) subject to the limitation contained in Section 4(d), the exercise price applicable to an outstanding Award; and/or (v) any measure of performance that relates to an outstanding Award in order to reflect such change in the Common Stock. Any adjustment to ISOs under this Section 6(f) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the
Code, and any adjustments under this Section 6(f) shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the 1934 Act. With respect to Awards subject to Section 409A of the Code, any adjustments or substitutions under this Section 6(f) shall conform to the requirements of Section 409A of the Code. Furthermore, with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section
162(m) of the Code. The Company shall give each Participant notice of an adjustment or substitution hereunder and, upon notice, such adjustment or substitution shall be conclusive and binding for all purposes.

7.  Awards Under The Plan

Awards under the Plan may be granted as Options, SARs or Stock Awards, as described below. Awards may be granted singly, in combination or in tandem as determined by the Committee, in its sole discretion.

     (a) Options. Options granted under the Plan may be Nonqualified Stock
Options or ISOs or any other type of stock option permitted under the Code.
Options shall expire after such period, not to exceed ten (10) years, as may be determined by the Committee. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires or is otherwise canceled pursuant to its terms. Except as otherwise provided in Sections 7(a) and (d), Awards of
Nonqualified Stock Options shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time.

          (i) ISOs. The terms and conditions of any ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and, and except as provided in Section 7(d), the terms, conditions, limitations and administrative procedures established by the Committee, from time to time in accordance with the Plan. At the discretion of the Committee, ISOs may be granted to any employee of the Company and its parent or any subsidiary of the Company, as such terms are defined in Sections 424(e) and (f) of the
     Code.

          (ii) Reload Options. No Reload Options shall be granted.

          (iii) Exercise Price. The Committee shall determine the exercise price per share for each Option, which shall not be less than 100% of the Fair
     Market Value at the time of grant.

          (iv) Exercise of Options. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the
     Committee, and upon payment in full of the exercise price and applicable taxes due, the Participant shall be entitled to exercise the Option and receive the number of shares of Common Stock issuable in connection with the Option exercise. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the
     Committee may

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     determine, from time to time. The exercise price of an Option and applicable withholding taxes relating to an Option exercise may be paid by methods permitted by the Committee from time to time including, but not limited to, (1) a cash payment in U.S. dollars; (2) tendering (either actually or by attestation) shares of Common Stock owned by the Participant for at least six (6) months, valued at the fair market value at the time of exercise; (3) arranging to have the appropriate number of shares of Common
     Stock issuable upon the exercise of an Option withheld or sold; or (4) any combination of the above. Additionally, the Committee may provide that an option may be "net exercised", meaning that upon the exercise of an Option or any portion thereof, the Company shall deliver the greatest number of whole shares of Common Stock having a fair market value on the date of exercise not in excess of the difference between the aggregate fair market value of the shares of Common Stock subject to the Option (or the portion of such Option then being exercised) and the aggregate exercise price for all such shares of Common Stock under the Option (or the portion thereof then being exercised), with any fractional share that would result from such equation to be payable in cash.

          (v) ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7(a), if an ISO is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a subsidiary or parent, as such terms are defined in Section 424(e) and (f) of the Code, the term of the Option shall not exceed five (5) years from the time of grant of such Option and the exercise price shall be at least 110 percent (110%) of the Fair Market
     Value (at the time of grant) of the Common Stock subject to the Option.

          (vi) $100,000 Per Year Limitation for ISOs. To the extent the aggregate Fair Market Value (determined at the time of grant) of the Common
     Stock for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

          (vii) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common
     Stock acquired pursuant to the exercise of such ISO. Such notice shall be in writing and directed to the Secretary of the Company. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the time of grant of the ISO or
     (ii) one year after the date the Participant acquired the shares of Common
     Stock by exercising the ISO. The Company may, if determined by the
     Committee and in accordance with procedures established by it, retain possession of any shares of Common Stock acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Stock.

     (b) Stock Appreciation Rights. A SAR represents the right to receive a payment in cash, Common Stock, or a combination thereof, in an amount equal to the excess of the fair market value of a specified number of shares of Common
Stock at the time the SAR is exercised over the exercise price of such SAR which shall be no less than 100% of the Fair Market Value of the same number of shares at the time the SAR was granted. Any such substitution of a SAR for an Option granted to a Covered Employee may only be made in compliance with the provisions of Section 162(m) of the Code. Except as otherwise provided in Section 7(d),
Awards of SARs shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time; provided, however, that no Participant who is subject to United States federal income tax shall be awarded a SAR unless the Committee determines that such SAR does not provide for the deferral of compensation within the meaning of
Section 409A of the Code. Stock appreciation rights may not be exercisable later than ten (10) years after their date of grant.

     (c) Stock Awards.

          (i) Form of Awards. The Committee may grant Awards ("Stock Awards")
     that are payable in shares of Common Stock or denominated in units equivalent in value to shares of Common Stock or are otherwise based on or related to shares of Common Stock, including, but not limited to, Awards of
     Restricted Stock, Deferred Stock and Stock Units. Except as otherwise provided in Section 7(d), Stock

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     Awards shall be subject to such terms, conditions, restrictions and limitations as the Committee may determine to be applicable to such Stock
     Awards, in its sole discretion, from time to time.

          (ii) Stock Payment. If not prohibited by applicable law and to the extent allowed by Section 7(d) of the Plan, the Committee may issue unrestricted shares of Common Stock, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. A Stock Payment under the Plan may be granted as, or in payment of, a bonus (including without limitation any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), or to provide incentives or recognize special achievements or contributions. Any shares of Common Stock used for such payment may be valued at a fair market value at the time of payment as determined by the
     Committee in its sole discretion.

          (iii) Restricted Stock. Except as otherwise provided in Section 7(d),
     Awards of Restricted Stock shall be subject to the terms, conditions, restrictions, and limitations determined by the Committee, in its sole discretion, from time to time. The number of shares of Restricted Stock allocable to an Award under the Plan shall be determined by the Committee in its sole discretion.

          (iv) Deferred Stock. Except as otherwise provided in Section 7(d),
     Awards of Deferred Stock shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. A Participant who receives an Award of
     Deferred Stock shall be entitled to receive the number of shares of Common
     Stock allocable to his or her Award, as determined by the Committee in its sole discretion, from time to time, at the end of a specified deferral period determined by the Committee. Awards of Deferred Stock represent only an unfunded, unsecured promise to deliver shares in the future and do not give Participants any greater rights than those of an unsecured general creditor of the Company.

          (v) Stock Units. A Stock Unit is an Award denominated in shares of
     Common Stock that may be settled either in shares of Common Stock or in cash, in the discretion of the Committee, and, except as otherwise provided in Section 7(d), shall be subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time in its sole discretion.

     (d) Minimum Vesting. Notwithstanding any provision of this Plan to the contrary and except as provided in this Section 7(d), Section 7(a)(ii), Section
7(e) and Section 13, Awards shall not vest more slowly than ratably over a five-year period and shall not vest more rapidly than ratably over a one-year period; provided, however, that (i) the Committee may, in its sole discretion, provide for a different vesting period as the Committee may deem appropriate;
(ii) the Company may, in its sole discretion, provide for accelerated vesting of any such Award on account of a Participant's retirement, death, disability, leave of absence, termination of employment, the sale or other disposition of a
Participant's employer or any other similar event, and (iii) the Committee may, in its sole discretion, provide for accelerated vesting of any such Award upon the achievement of performance criteria specified by the Committee, as provided in Section 7(e), related to a period of performance of not less than one year.

     (e) Performance Criteria. At the discretion of the Committee, awards may be made subject to or may vest on an accelerated basis upon the achievement of performance criteria related to a period of performance of not less than one year, which may be established on a Company-wide basis or with respect to one or more business units or divisions or Subsidiaries and may be based upon the attainment of criteria as may be determined by the Committee. The performance goals may be based upon one or more of the following criteria: (i) income before or after taxes (including income before interest, taxes, depreciation and amortization); (ii) earnings per share; (iii) return on common equity; (iv)
expense management; (v) return on investment; (vi) stock price; (vii) revenue growth; (viii) efficiency ratio; (ix) credit quality; (x) ratio of non-performing assets to performing assets; (xi) shareholder value added; (xii)
return on assets; and (xiii) profitability or performance of identifiable business units. In addition, to the degree consistent with Section 162(m) of the
Code (or any successor section thereto), the performance goals may be calculated without regard to extraordinary items. When establishing performance criteria for any performance period, the Committee may exclude any or all "extraordinary items" as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company or any Subsidiary, discontinued operations, other unusual or non-recurring items, and

                                       72

the cumulative effects of accounting changes. The Committee may also adjust the performance criteria for any performance period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the
Committee may determine. The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Award. No performance-based Awards will be paid for such performance period until the Committee makes such certification. The amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the
Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

     (f) Employee Status. For purposes of determining the applicability of
Section 422 of the Code (relating to ISOs), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

     In the event that the terms of any Stock Award or the grant of any Option provide that shares may be issued or become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the
Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

8.  Forfeiture Provisions Following a Termination of Employment

In any instance where the rights of a Participant with respect to an Award extend past the date of termination of a Participant's employment, all of such rights shall terminate and be forfeited, if, in the determination of the
Committee, the Participant, at any time subsequent to his or her termination of employment engages, directly or indirectly, either personally or as an employee, agent, partner, stockholder, officer or director of, or consultant to, any entity or person engaged in any business in which the Company or its affiliates is engaged, in conduct that breaches any obligation or duty of such Participant to the Company or a Subsidiary or that is in material competition with the
Company or a Subsidiary or is materially injurious to the Company or a
Subsidiary, monetarily or otherwise, which conduct shall include, but not be limited to, (i) disclosing or misusing any confidential information pertaining to the Company or a Subsidiary; (ii) any attempt, directly or indirectly to induce any employee or agent of the Company or any Subsidiary to be employed or perform services elsewhere or (iii) any attempt by a Participant directly or indirectly to solicit the trade of any customer or supplier or prospective customer or supplier of the Company or any Subsidiary or (iv) disparaging the
Company, any Subsidiary or any of their respective officers or directors. The
Committee shall make the determination of whether any conduct, action or failure to act falls within the scope of activities contemplated by this Section 8, in its sole discretion. For purposes of this Section 8, a Participant shall not be deemed to be a stockholder of a competing entity if the Participant's record and beneficial ownership amount to not more than one percent (1%) of the outstanding capital stock of any company subject to the periodic and other reporting requirements of the 1934 Act.

9.  Dividends and Dividend Equivalents

The Committee may, in its sole discretion, provide that Stock Awards shall earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the
Company. Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, in its sole discretion, including, without limitation, reinvestment in additional shares of Common Stock or common share equivalents. Any shares purchased by or on behalf of Participants in a dividend reinvestment program established under the Plan shall not count towards the maximum number of shares that may be issued under the Plan as set forth in
Section 6(a), provided that such shares are purchased in open-market transactions or are treasury shares purchased directly from the Company at fair market value at the time of purchase. Unless the Committee determines otherwise,
Section 16(a) Officers may not participate in dividend reinvestment programs established under the Plan.

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10.  Voting

The Committee shall determine whether a Participant shall have the right to direct the vote of shares of Common Stock allocated to a Stock Award. If the
Committee determines that an Award shall carry voting rights, the shares allocated to such Award shall be voted by such person as the Committee may designate (the "Plan Administrator") in accordance with instructions received from Participants (unless to do so would constitute a violation of fiduciary duties or any applicable exchange rules). Shares subject to Awards as to which no instructions are received shall be voted by the Plan Administrator proportionately in accordance with instructions received from Participants
(unless to do so would constitute a violation of fiduciary duties or any applicable exchange rules).

11.  Payments and Deferrals

Payment of vested Awards may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose. The Committee may (i)
postpone the exercise of Options or SARs (but not beyond their expiration dates), (ii) require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of
Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time, (iii) provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents, (iv) stipulate in any Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code) would disallow a tax deduction by the Company for all or a portion of such payment; provided, that the period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine in its sole discretion. Notwithstanding the forgoing, the Committee shall not take any action described in the preceding sentence unless it determines that such action will not result in any adverse tax consequences for any Participant under Section 409A of the Code without the express written consent of the affected Participant.

12.  Nontransferability

Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have otherwise been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the
Company in any way. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) Nonqualified Stock Options and/or shares issued in connection with an
Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time to a member of a Participant's immediate family or to a trust or similar vehicle for the benefit of a Participant's immediate family members. During the lifetime of a Participant, all rights with respect to Awards shall be exercisable only by such Participant or, if applicable pursuant to the preceding sentence, a permitted transferee.

13.  Change of Control

     (a) Notwithstanding any provision of this Plan to the contrary, the
Committee may, in its sole discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control:

          (i) provide for the acceleration of any time periods relating to the vesting, exercise, payment or distribution of such Awards so that such
     Awards may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee;

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          (ii) provide for the purchase of such Awards, upon the Participant's request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such
     Awards been currently exercisable or payable;

          (iii) provide for the termination of any then outstanding Awards or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change; or

          (iv) cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such change.

     (b) A "Change of Control" shall be deemed to occur if and when:

          (i) any person, including a "person" as such term is used in Section
     14(d)(2) of the 1934 Act (a "Person"), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent (25%) or more of the combined voting power of the Company's then outstanding securities;

          (ii) any plan or proposal for the dissolution or liquidation of the
     Company is adopted by the stockholders of the Company;

          (iii) individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of this
     Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act)
     or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (iv) all or substantially all of the assets of the Company are sold, transferred or distributed; or

          (v) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a "Transaction"), in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50 percent (50%) of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders' ownership of the voting power of the Company immediately before such Transaction.

Should any event constitute a Change of Control for purposes of the Plan, but not constitute a change of control within the meaning of Section 409A of the
Code, if necessary to avoid adverse tax consequences to any Participant, no payment or distribution shall be made to any affected Participant by reason of such Change of Control without the express written consent of the affected
Participant.

14.  Award Agreements

Each Award under the Plan shall be evidenced by an Award Agreement that sets forth the terms, conditions, restrictions and limitations applicable to the
Award, including, but not limited to, the provisions governing vesting, exercisability, payment, forfeiture, and termination of employment, all or some of which may be incorporated by reference into one or more other documents delivered or otherwise made available to Participant in connection with an
Award. The Committee need not require the execution of such document by the
Participant, in which case acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines and practices of the Company in effect from time to time.

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15.  Tax Withholding

The Company and its Subsidiaries shall have the right to require payment of, or may deduct from any payment made under the Plan or otherwise to a Participant, or may permit shares to be tendered or sold, including shares of Common Stock delivered or vested in connection with an Award, in an amount sufficient to cover withholding of any federal, state, local, foreign or other governmental taxes or charges required by law or such greater amount of withholding as the
Committee shall determine from time to time and to take such other action as may be necessary to satisfy any such withholding obligations. The value of any shares allowed to be withheld or tendered for tax withholding may not exceed the amount allowed consistent with fixed plan accounting in accordance with U.S.
generally accepted accounting principles, to the extent applicable. It shall be a condition to the obligation of the Company to issue Common Stock upon the exercise of an Option or a SAR that the Participant pay to the Company, on demand, such amount as may be requested by the Company for the purpose of satisfying any tax withholding liability. If the amount is not paid, the Company may refuse to issue shares.

16.  Other Benefit and Compensation Programs

Awards received by Participants under the Plan shall not be deemed a part of a
Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program unless specifically provided for under the plan or program. Unless specifically set forth in an Award Agreement, Awards under the Plan are not intended as payment for compensation that otherwise would have been delivered in cash.

17.  Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the
Company and any Participant or other person. To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant or any other person or entity any right, title, or interest in any assets of the Company.

18.  Expenses of the Plan

The expenses of the administration of the Plan shall be borne by the Company and its Subsidiaries. The Company may require Subsidiaries to pay for the Common
Stock issued under the Plan.

19.  Rights as a Stockholder

Unless the Committee determines otherwise, a Participant shall not have any rights as a stockholder with respect to shares of Common Stock covered by an
Award until the date the Participant becomes the holder of record with respect to such shares. No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9.

20.  Future Rights

No Employee shall have any claim or right to be granted an Award under the Plan.
There shall be no obligation of uniformity of treatment of Employees under the
Plan. The Company and its Subsidiaries may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary. The adoption of the
Plan shall not confer upon any Employee any right to employment or continued
employment in any particular position or at any particular rate of compensation, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of its Employees at any time, free from any claim or liability under the Plan.

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21.  Amendment and Termination

The Plan may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without stockholder approval, if stockholder approval is required under then applicable law, including any applicable tax, stock exchange or accounting rules, and further provided that no amendment to the Plan shall violate the prohibition on repricing contained in
Section 4(d). With respect to Awards subject to Section 409A of the Code, unless the Committee determines otherwise, any amendment, suspension or termination of the Plan shall conform to the requirements of Section 409A of the Code. No termination, suspension or amendment of the Plan shall adversely affect the right of any Participant with respect to any Award theretofore granted, as determined by the Committee, without such Participant's written consent. Unless terminated earlier by the Board, the Plan will terminate on December 28, 2015.

22.  Successors and Assigns

The Plan and Awards made thereunder shall be binding on all successors and assigns of the Company and each Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the
Participant's creditors.

23.  Governing Law

The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the state of the Company's incorporation, without reference to such state's principles of conflict of laws.

24. Rules of Construction. Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

25. Compliance with Law and Approval of Regulatory Bodies. No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of
Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations
(including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such legends and statements as the
Committee may deem advisable to assure compliance with federal and state laws and regulations. No Common Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the
Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                       77

                                COMPUPRINT, INC.

PROXY

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Kenneth Oh and Kimberly Reilly, and each of them, as proxies, each with the power to appoint his/her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of CompuPrint, Inc. held of record by the undersigned at the close of business on September 25, 2006 at the Special Meeting of
Shareholders of CompuPrint, Inc. to be held on November 3, 2006 or at any adjournment thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF
ALL PROPOSALS, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF
SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE
THEREWITH.

                                      PROXY

                                                      PLEASE MARK
                                                      YOUR VOTES        [X]
                                                      LIKE THIS

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
VOTED "FOR" THE PROPOSALS.

                                                  FOR     AGAINST   ABSTAIN
           1. Approval of proposed
              corporate name change to
              "Terra Energy & Resource
              Technologies, Inc."

           2. Approval of a proposed
              change in the state of
              incorporation of the
              Company from North
              Carolina to Delaware.

           3. Approval of an increase
              in the number of
              authorized shares of the
              Company's common stock
              and preferred stock.

           4. Approval of the
              Company's 2005 Stock
              Incentive Plan.

                                                       COMPANY ID:
                                                       PROXY NUMBER:
                                                       ACCOUNT NUMBER:

SIGNATURE_______________________ SIGNATURE_______________________ DATE__________
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY,
EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE AS SUCH. IF A
CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED
OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

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